UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2018

Item 1.

Reports to Stockholders

Fidelity® Tax-Free Bond Fund Annual Report January 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	4.38%	3.10%	4.48%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index performed over the same period.

Period Ending Values
$38,747	Fidelity® Tax-Free Bond Fund
$38,972	Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending January 31, 2018, tax-exempt municipal bonds advanced, with the Bloomberg Barclays Municipal Bond Index gaining 3.52%, supported by strong demand and steady economic growth. Munis spent the majority of the period recovering from their steep post-election sell-off in November 2016. The muni market rose as it became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust from the beginning of the period through August, and then moderated through the end of 2017 amid record-setting supply. Many municipal issuers accelerated their financing plans ahead of the effective date of federal tax reform enacted in December. Investors added exposure in anticipation of lower supply in 2018, allowing municipals to hold their value. Despite a significant decrease in muni supply in January, returns turned negative due to the market’s response to continued economic growth and higher-than-expected inflation. Looking ahead, market volatility is possible as the details of proposed policy changes, particularly for building new infrastructure, emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Kevin Ramundo, Cormac Cullen and Mark Sommer:  For the annual reporting period, the fund gained 4.38%, outpacing, net of fees, the 3.93% return of the Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index. We estimate that differences in the way fund holdings are priced and how benchmark holdings are priced modestly contributed to the fund’s return versus the index. The fund’s overweighing in bonds backed by the state of Illinois and related credits such as the Metropolitan Pier and Exposition Authority, some of the market's best performers, benefited the relative return. The fund’s positioning in Chicago and related securities produced mixed results. Our underweighting in bonds backed by city cost us a bit of ground, while our overweighing in bonds backed by Chicago Public Schools added value. Elsewhere, the fund’s larger-than-index exposure to hospital bonds, which outperformed the benchmark, worked to the fund’s advantage. In contrast, our larger-than-index exposure to bonds issued by South Carolina Public Service detracted. These securities underperformed because the utility ran into significant delays and cost overruns tied to a nuclear project it abandoned. Another detractor was our underweighted exposure to general obligation bonds issued by the state of California, which continued to appreciate in response to the state’s strong financial performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of January 31, 2018

% of fund's net assets
Illinois	17.2
Florida	12.0
Texas	10.7
New York	6.1
California	5.3

Top Five Sectors as of January 31, 2018

% of fund's net assets
General Obligations	30.8
Health Care	19.1
Transportation	14.9
Electric Utilities	8.7
Water & Sewer	5.8

Quality Diversification (% of fund's net assets)

As of January 31, 2018
AAA	4.3%
AA,A	74.2%
BBB	14.0%
BB and Below	1.6%
Not Rated	2.5%
Short-Term Investments and Net Other Assets	3.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 96.6%
	Principal Amount	Value
Alabama - 0.1%
Montgomery Med. Clinic Facilities 5% 3/1/36	2,450,000	2,651,072
Univ. of Alabama at Birmingham Hosp. Rev. Series 2008 A, 5.75% 9/1/22 (Pre-Refunded to 9/1/18 @ 100)	1,000,000	1,025,170

TOTAL ALABAMA		3,676,242

Alaska - 0.3%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/31	4,340,000	5,003,846
Alaska Int'l. Arpts. Revs. Series 2016 B:
5% 10/1/31	$1,685,000	$1,939,031
5% 10/1/33	2,200,000	2,518,604
5% 10/1/35	1,600,000	1,825,808

TOTAL ALASKA		11,287,289

Arizona - 2.6%
Arizona Board of Regents Ctfs. of Prtn.:
(Univ. of Arizona Univ. Revs.) Series 2018 B:
5% 6/1/26 (a)	1,100,000	1,304,336
5% 6/1/27 (a)	500,000	597,310
5% 6/1/29 (a)	1,725,000	2,062,859
(Univ. of Arizona Univ. Revs.). Series 2018 B, 5% 6/1/30 (a)	1,470,000	1,747,757
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/18 (FSA Insured)	1,000,000	1,022,010
5.25% 10/1/23 (FSA Insured)	5,000,000	5,294,100
5.25% 10/1/26 (FSA Insured)	1,000,000	1,058,650
5.25% 10/1/28 (FSA Insured)	500,000	529,240
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 1.945%, tender 1/1/37 (b)(c)	1,000,000	917,240
Glendale Gen. Oblig.:
Series 2015, 4% 7/1/21 (FSA Insured)	1,205,000	1,291,555
Series 2017:
5% 7/1/24	3,475,000	4,031,452
5% 7/1/29	3,190,000	3,761,393
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A, 5% 1/1/34	12,000,000	13,763,520
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	455,000	460,669
6% 1/1/48 (d)	2,125,000	2,162,995
Maricopa County Poll. Cont. Rev. (Southern California Edison Co. Proj.) Series 2000 A, 5% 6/1/35	750,000	798,135
Maricopa County School District #28 Kyrene Elementary Series 2010 B, 4% 7/1/21	375,000	402,709
Maricopa County Unified School District #48 Scottsdale Series 2017 B:
5% 7/1/29	1,150,000	1,377,010
5% 7/1/30	1,500,000	1,787,820
5% 7/1/31	800,000	949,840
5% 7/1/32	3,250,000	3,846,895
Mesa Util. Sys. Rev. Series 2017, 4% 7/1/25	11,840,000	13,178,986
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2015 A, 5% 7/1/45	3,170,000	3,550,527
Series 2017 B:
5% 7/1/30	4,000,000	4,727,360
5% 7/1/34	2,000,000	2,331,240
5% 7/1/35	2,000,000	2,325,900
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	6,381,800
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/27	1,000,000	1,125,220
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2017 A, 5% 1/1/33	2,900,000	3,457,206
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/23	2,500,000	2,866,375
5.5% 12/1/29	2,100,000	2,542,491
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	285,000	304,611
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (d)	285,000	292,812
6.125% 10/1/52 (d)	285,000	291,752
Series 2017 B:
4% 10/1/23 (d)	4,300,000	4,320,339
6% 10/1/37 (d)	140,000	143,598

TOTAL ARIZONA		97,007,712

California - 5.3%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (b)	4,695,000	4,818,291
Series B, 2.85%, tender 4/1/25 (b)	3,840,000	3,969,715
Series C, 2.1%, tender 4/1/22 (b)	3,585,000	3,600,093
Cabrillo Cmnty. College District Series B, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,155,000	2,016,390
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (b)	10,400,000	10,570,040
Series 2007, 5.625% 5/1/20	5,000	5,019
Series 2016, 5% 9/1/29	1,485,000	1,765,026
Series 2017, 5.25% 3/1/38 (Pre-Refunded to 3/1/18 @ 100)	135,000	135,444
5% 8/1/20	5,000	5,016
5% 8/1/22	6,065,000	6,930,839
5% 8/1/29	3,765,000	4,468,867
5.25% 9/1/22	1,430,000	1,652,780
5.25% 12/1/33	35,000	35,116
5.25% 4/1/35	4,300,000	4,831,738
5.25% 11/1/40	1,100,000	1,205,281
5.5% 4/1/30	5,000	5,018
5.5% 3/1/40	600,000	647,688
5.6% 3/1/36	300,000	324,648
6% 4/1/38	3,100,000	3,249,947
California Health Facilities Fing. Auth. Rev.:
(Providence Health and Svcs. Proj.) Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	45,000	46,538
Series 2013 A, 5% 8/15/52	15,070,000	16,787,377
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	5,265,000	6,025,319
(Various Judicial Council Projs.) Series 2011 D:
5% 12/1/21	3,740,000	4,194,260
5% 12/1/22	1,400,000	1,572,816
Series 2017 C:
5% 3/1/21	2,500,000	2,749,725
5% 3/1/22	2,750,000	3,098,150
5% 3/1/23	3,870,000	4,454,409
5% 3/1/26	2,860,000	3,412,466
5% 3/1/27	3,935,000	4,747,420
5% 3/1/28	4,025,000	4,826,981
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/25	1,000,000	1,169,170
5% 5/15/26	1,000,000	1,180,280
5% 5/15/27	1,000,000	1,172,140
5% 5/15/28	1,000,000	1,166,470
5% 5/15/32	1,250,000	1,429,200
5% 5/15/33	1,500,000	1,709,145
Carlsbad Unified School District Series 2009 B, 0% 5/1/34 (Pre-Refunded to 5/1/24 @ 100) (e)	1,450,000	1,644,895
East Bay Muni. Util. District Wastewtr. Sys. Rev.:
Series 2017 A, 5% 6/1/33	3,500,000	4,179,035
Series 2017 B, 5% 6/1/37	3,525,000	4,164,118
Fontana Unified School District Gen. Oblig.:
5% 5/1/21 (Assured Guaranty Corp. Insured)	1,880,000	1,960,727
5% 5/1/22 (Assured Guaranty Corp. Insured)	1,840,000	1,918,310
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29	2,500,000	2,865,100
Series 2017 A1:
5% 6/1/21	1,110,000	1,214,118
5% 6/1/22	1,555,000	1,732,503
5% 6/1/23	1,780,000	2,011,169
5% 6/1/24	1,000,000	1,139,220
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C, 5% 3/1/25	1,000,000	1,121,570
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	1,000,000	1,061,460
Merced Union High School District Series A, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455,000	1,354,358
Northern California Transmission Agcy. Rev. Series 2009:
5% 5/1/23	1,000,000	1,042,050
5% 5/1/23 (Pre-Refunded to 5/1/19 @ 100)	1,235,000	1,289,439
5% 5/1/24	675,000	703,296
5% 5/1/24 (Pre-Refunded to 5/1/19 @ 100)	835,000	871,807
Oakland Unified School District Alameda County Series 2015 A, 5% 8/1/28 (FSA Insured)	1,500,000	1,778,580
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/19	1,500,000	1,553,595
5% 2/1/24	2,915,000	3,254,102
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,300,000	788,359
Series B:
0% 8/1/33	4,350,000	2,513,822
0% 8/1/37	8,000,000	3,862,240
0% 8/1/38	4,225,000	1,949,204
0% 8/1/39	7,220,000	3,194,056
0% 8/1/41	4,900,000	1,990,870
Poway Unified School District Pub. Fing.:
5% 9/1/27	1,050,000	1,193,703
5% 9/1/30	1,370,000	1,528,934
Riverside Swr. Rev. Series 2015 A:
5% 8/1/30	2,880,000	3,371,587
5% 8/1/31	1,630,000	1,899,749
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,600,000	1,212,000
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/28	4,475,000	5,093,937
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	1,000,000	1,049,980
San Diego Cmnty. College District Series 2011, 0% 8/1/35	3,000,000	1,640,400
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,300,000	724,945
0% 7/1/37	5,105,000	2,534,275
Series 2008 E, 0% 7/1/47 (e)	2,600,000	1,765,062
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/24	1,000,000	1,159,170
5% 6/1/27	1,000,000	1,155,330
San Marcos Redev. Agcy. Successor Series 2015 A, 5% 10/1/28	2,590,000	3,066,715
San Marcos Unified School District Series 2010 B, 0% 8/1/47	3,700,000	1,111,776
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	957,660
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	1,700,000	1,381,046
Univ. of California Revs.:
Series 2016, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	550,000	577,104
Series 2017 AV, 5% 5/15/36	1,610,000	1,890,607
Washington Township Health Care District Gen. Oblig. Series 2013 B, 5.5% 8/1/38	2,000,000	2,364,340
Washington Township Health Care District Rev.:
Series 2009 A:
5.25% 7/1/18	230,000	233,222
5.5% 7/1/19	390,000	409,040
6% 7/1/29	1,000,000	1,044,740
Series 2010 A, 5.25% 7/1/30	1,900,000	2,020,688
Yuba City Unified School District Series A, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	905,050

TOTAL CALIFORNIA		201,427,885

Colorado - 0.9%
Colorado Health Facilities Auth.:
(Parkview Episcopal Med. Ctr., Co. Proj.) Series 2017:
5% 9/1/23	270,000	307,970
5% 9/1/24	225,000	259,817
5% 9/1/25	260,000	302,871
5% 9/1/28	800,000	929,456
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	3,700,000	4,053,609
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.):
Series B, 0% 7/15/20 (Escrowed to Maturity)	2,000,000	1,908,880
0% 7/15/22 (Escrowed to Maturity)	4,500,000	4,098,465
Colorado Health Facilities Auth. Rev. (Valley View Hosp. Proj.) Series 2008, 5.75% 5/15/36 (Pre-Refunded to 5/15/18 @ 100)	2,640,000	2,673,686
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2013 A, 5% 6/1/20	1,450,000	1,558,504
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (b)	3,825,000	4,205,626
Denver City & County Arpt. Rev. Series 2017 B, 5% 11/15/33	6,500,000	7,637,305
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,090,000	1,977,286
Series 2010 C, 5.375% 9/1/26	1,000,000	1,079,990
Univ. of Colorado Enterprise Sys. Rev.:
Series 2009 A, 5.5% 6/1/26 (Pre-Refunded to 6/1/19 @ 100)	1,250,000	1,315,763
Series 2016 A, 5% 6/1/47	3,115,000	3,553,841

TOTAL COLORADO		35,863,069

Connecticut - 1.7%
Connecticut Gen. Oblig.:
Series 2016 B, 5% 5/15/27	10,000,000	11,386,400
Series 2016 E:
5% 10/15/26	2,030,000	2,323,802
5% 10/15/29	2,930,000	3,299,268
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/34	1,050,000	1,197,053
5% 7/1/35	1,200,000	1,364,928
5% 7/1/36	400,000	453,936
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1, 5% 7/1/37	1,555,000	1,760,649
Bonds:
Series 2010 A, 1.8%, tender 2/9/21 (a)(b)	10,560,000	10,519,872
Series 2013 A, 1%, tender 7/1/19 (b)	12,000,000	11,909,640
Series 2016 K, 4% 7/1/46	4,465,000	4,371,994
Connecticut State Revolving Fund Gen. Rev. Series 2017 A:
5% 5/1/33	3,125,000	3,676,000
5% 5/1/35	2,325,000	2,720,506
Hbr. Point Infra Impt. District Series 2017:
5% 4/1/30 (d)	2,430,000	2,725,682
5% 4/1/39 (d)	3,125,000	3,405,156
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/19 (Escrowed to Maturity)	260,000	272,912
5% 8/15/19 (FSA Insured)	1,990,000	2,082,018
5% 8/15/25 (FSA Insured)	570,000	649,675

TOTAL CONNECTICUT		64,119,491

Delaware - 0.4%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	13,000,000	14,463,800
District Of Columbia - 1.0%
District of Columbia Gen. Oblig. Series 2017 A:
5% 6/1/33	2,300,000	2,702,546
5% 6/1/34	10,825,000	12,680,946
District of Columbia Hosp. Rev. Series 2015:
5% 7/15/29	4,000,000	4,603,640
5% 7/15/30	6,495,000	7,435,736
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	2,340,000	2,590,263
District of Columbia Rev. Series B, 4.75% 6/1/32	800,000	842,896
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/33	4,545,000	5,338,557

TOTAL DISTRICT OF COLUMBIA		36,194,584

Florida - 12.0%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/27	1,700,000	1,965,642
Series 2015 C:
5% 7/1/25	1,375,000	1,620,548
5% 7/1/27	1,455,000	1,689,066
Broward County Arpt. Sys. Rev.:
Series 2012 P-2, 5% 10/1/21	1,630,000	1,809,822
series 2012 Q1, 5% 10/1/22	2,000,000	2,264,900
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	1,595,000	1,886,550
(Broward County School District) Series 2012 A, 5% 7/1/24	4,345,000	4,867,617
Series 2012 A, 5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	4,485,000	5,079,038
Series 2015 A:
5% 7/1/24	940,000	1,096,623
5% 7/1/26	3,635,000	4,243,753
Series 2015 B, 5% 7/1/25	1,560,000	1,837,415
Series 2016, 5% 7/1/32	1,020,000	1,177,233
Central Expwy Auth. Sr Lien Orlando & Orange County Expressway Auth. Rev. Series 2017:
5% 7/1/37	5,500,000	6,435,550
5% 7/1/38	3,000,000	3,504,930
5% 7/1/39	1,250,000	1,459,263
Citizens Property Ins. Corp.:
Series 2011 A1, 5% 6/1/20	1,000,000	1,071,500
Series 2012 A1, 5% 6/1/21	4,525,000	4,970,894
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	8,060,000	8,964,332
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/29	6,380,000	7,364,434
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	4,300,000	4,644,774
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2011 E, 5% 6/1/24	2,385,000	2,639,551
Series A, 5.5% 6/1/38 (Pre-Refunded to 6/1/18 @ 101)	700,000	716,331
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	2,600,000	2,904,512
Series 2015 C, 5% 10/1/35	2,000,000	2,205,700
Florida Muni. Pwr. Agcy. Rev.:
(Pwr. Supply Proj.) Series 2017 A:
5% 10/1/26	4,000,000	4,767,640
5% 10/1/27	5,000,000	6,014,700
5% 10/1/28	400,000	485,980
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	985,000	1,149,003
5% 10/1/31	1,075,000	1,252,192
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	1,125,000	1,253,824
Series 2015 B, 5% 10/1/29	1,250,000	1,449,663
Gainesville Utils. Sys. Rev. Series 2017 A:
5% 10/1/30	2,810,000	3,340,612
5% 10/1/31	2,100,000	2,486,757
5% 10/1/35	5,000,000	5,851,650
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	585,000	612,618
5% 6/1/24	835,000	954,914
5% 6/1/28	655,000	740,143
5% 6/1/46	1,225,000	1,322,290
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.) Series 2008 B, 6% 11/15/37	5,000,000	5,353,600
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	1,500,000	1,657,035
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	8,000,000	9,339,760
Indian River County School Board Ctfs. of Prtn. Series 2014, 5% 7/1/24	2,600,000	3,001,258
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2012 A:
4% 10/1/23	175,000	185,952
4% 10/1/23 (Pre-Refunded to 4/1/21 @ 100)	2,160,000	2,308,910
Series Three 2010 D, 5% 10/1/38 (Pre-Refunded to 4/1/20 @ 100)	2,800,000	2,999,752
Jacksonville Fla Health Care F (Baptist Med. Ctr. Proj.) Series 2017:
5% 8/15/26	2,000,000	2,357,120
5% 8/15/34	2,750,000	3,173,583
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	2,250,000	2,522,430
Lake County School Board Ctfs. of Prtn. Series 2014 A, 5% 6/1/29 (FSA Insured)	1,500,000	1,692,945
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.5% 10/1/41	1,500,000	1,637,130
Series 2010 A1, 5.375% 10/1/35	4,240,000	4,612,781
Series 2010, 5.5% 10/1/30	755,000	825,668
Series 2014 A, 5% 10/1/37	8,500,000	9,629,310
Series 2014 B, 5% 10/1/34	2,225,000	2,532,206
Series 2016 A, 5% 10/1/41	8,500,000	9,663,140
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/24	1,000,000	1,131,980
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	3,300,000	3,509,583
Series 2014 A:
5% 7/1/25	1,430,000	1,663,619
5% 7/1/27	1,000,000	1,153,690
5% 7/1/28	2,225,000	2,556,970
5% 7/1/29	1,010,000	1,156,177
5% 7/1/44	18,800,000	21,177,072
Series 2014 B, 5% 7/1/30	2,500,000	2,866,600
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A, 5% 8/1/21 (AMBAC Insured)	1,500,000	1,526,895
Series 2011 B, 5.625% 5/1/31	2,195,000	2,422,007
Series 2014 D:
5% 11/1/22	2,085,000	2,358,781
5% 11/1/23	5,485,000	6,284,165
5% 11/1/24	6,350,000	7,355,396
5% 11/1/25	6,655,000	7,690,784
Series 2015 A, 5% 5/1/29	12,370,000	14,091,162
Series 2015 B:
5% 5/1/27	13,000,000	14,983,280
5% 5/1/28	7,305,000	8,357,358
Series 2016 A, 5% 5/1/32	10,000,000	11,372,900
Series 2016 B, 5% 8/1/26	4,505,000	5,305,764
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/22	765,000	861,482
5% 7/1/42	800,000	879,560
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/22 (FSA Insured)	6,000,000	6,904,500
North Brevard County Hosp. District Rev.:
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	2,285,000	2,350,557
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	915,000	941,251
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	715,000	735,513
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	285,000	293,177
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.375% 10/1/23	2,500,000	2,654,425
Series 2012 A, 5% 10/1/42	6,315,000	6,900,653
Series 2012 B, 5% 10/1/42	2,500,000	2,731,850
Orange County School Board Ctfs. of Prtn.:
Series 2015 C, 5% 8/1/28	5,000,000	5,812,650
Series 2016 C, 5% 8/1/33	19,050,000	22,043,708
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/23	1,150,000	1,296,591
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 A, 5.25% 10/1/39 (Pre-Refunded to 4/1/19 @ 100)	1,000,000	1,043,440
Series 2009 B:
5% 10/1/33	3,540,000	3,678,591
5% 10/1/33 (Pre-Refunded to 4/1/19 @ 100)	2,660,000	2,767,916
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23	190,000	214,187
5% 12/1/24	380,000	432,900
5% 12/1/31	1,500,000	1,642,260
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
5% 8/1/22	3,025,000	3,417,615
5% 8/1/23	3,550,000	4,081,861
5% 8/1/24	1,500,000	1,747,065
Series 2015 B:
5% 8/1/23	1,500,000	1,724,730
5% 8/1/24	4,135,000	4,816,076
5% 8/1/25	875,000	1,028,939
Series 2015 D:
5% 8/1/28	1,980,000	2,297,414
5% 8/1/29	6,765,000	7,814,657
5% 8/1/30	6,985,000	8,038,128
5% 8/1/31	7,015,000	8,047,047
Port Saint Lucie Master Lease Proj. Ctfs. of Prtn. (Muni. Complex Proj.) Series 2008, 6.25% 9/1/27 (Pre-Refunded to 9/1/18 @ 100)	1,590,000	1,634,600
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (b)	2,600,000	2,625,038
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	2,515,000	2,838,253
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	500,000	589,755
5% 10/1/28	4,000,000	4,698,680
5% 10/1/30	2,000,000	2,319,060
5% 10/1/32	3,310,000	3,817,158
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6% 4/1/29	2,375,000	2,470,523
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/29	1,480,000	1,721,225
5% 8/15/32	3,920,000	4,509,803
5% 8/15/35	705,000	802,981
5% 8/15/37	5,000,000	5,677,350
5% 8/15/42	3,400,000	3,836,900
5% 8/15/47	5,200,000	5,845,684
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/29	1,425,000	1,584,671
5% 12/1/36	1,100,000	1,200,298
Series 2015 A, 5% 12/1/40	1,000,000	1,078,090
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2011 B:
5% 10/1/19 (Escrowed to Maturity)	1,420,000	1,499,406
5% 10/1/19 (Escrowed to Maturity)	1,305,000	1,379,085
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/25	900,000	1,003,392
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/30 (Build America Mutual Assurance Insured)	1,160,000	1,333,652
5% 8/1/31 (Build America Mutual Assurance Insured)	2,215,000	2,539,785
(Master Lease Prog.) Series 2014 B, 5% 8/1/22	810,000	914,012

TOTAL FLORIDA		451,676,871

Georgia - 2.1%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.) Series 1995 5, 2.05%, tender 11/19/21 (b)	2,725,000	2,690,529
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (b)	2,400,000	2,375,448
2.2%, tender 4/2/19 (b)	5,900,000	5,909,381
Colquitt County Dev. Auth. Rev.:
Series A, 0% 12/1/21 (Escrowed to Maturity)	4,120,000	3,819,034
Series C, 0% 12/1/21 (Escrowed to Maturity)	3,000,000	2,780,850
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	2,900,000	3,139,946
6.125% 9/1/40	5,575,000	6,004,331
DeKalb County Wtr. & Swr. Rev. Series 2011 A:
5.25% 10/1/36	1,000,000	1,113,120
5.25% 10/1/41	1,900,000	2,109,950
Fulton County Wtr. & Swr. Rev.:
Series 2011, 5% 1/1/23	2,500,000	2,727,575
Series 2013, 5% 1/1/32	10,000,000	11,247,600
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Gen. Resolution Proj.) Series 2008 A, 5.25% 1/1/19	4,000,000	4,125,560
Series C, 5% 1/1/22	2,900,000	3,198,265
Series GG, 5% 1/1/23	1,600,000	1,805,952
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series R, 5% 10/1/21	1,225,000	1,349,619
Series S, 5% 10/1/24	1,575,000	1,772,395
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	4,900,000	5,159,602
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009 1, 2.05%, tender 11/19/21 (b)	2,750,000	2,715,213
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/28	2,560,000	2,864,410
5% 4/1/44	10,855,000	11,794,175
Valdosta & Lowndes County Hosp. Series 2007, 5% 10/1/24	1,000,000	1,002,860

TOTAL GEORGIA		79,705,815

Hawaii - 0.5%
Hawaii Gen. Oblig. Series 2017 FK, 5% 5/1/33	4,200,000	4,940,544
Honolulu City & County Gen. Oblig.:
Series 2017 A, 5% 9/1/41	2,120,000	2,459,242
Series 2017 D:
5% 9/1/32	5,580,000	6,620,670
5% 9/1/33	5,000,000	5,909,400

TOTAL HAWAII		19,929,856

Idaho - 0.5%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A, 6.75% 11/1/37	1,900,000	1,967,735
Series 2015 ID:
5% 12/1/24	500,000	584,525
5.5% 12/1/26	1,200,000	1,428,216
5.5% 12/1/27	3,250,000	3,846,668
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee proj.) Series 2017 A, 5% 7/15/20	1,115,000	1,201,624
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/21	1,660,000	1,832,341
5% 7/15/22	1,850,000	2,082,786
5% 7/15/23	880,000	1,006,438
5% 7/15/24	705,000	818,533
(Idaho St Garvee proj.) Series 2017 A, 5% 7/15/25	705,000	827,825
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/26	500,000	592,615
5% 7/15/27	1,765,000	2,111,434

TOTAL IDAHO		18,300,740

Illinois - 17.2%
Boone & Winnebago County Cmnty. Unit School District 200 Series 2003, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,065,000	1,014,966
Chicago Board of Ed.:
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,115,000	1,197,566
Series 2008 C:
5.25% 12/1/23	1,060,000	1,069,879
5.25% 12/1/24	715,000	720,892
Series 2010 F, 5% 12/1/20	570,000	594,544
Series 2011 A:
5% 12/1/41	1,865,000	1,879,081
5.25% 12/1/41	1,510,000	1,536,063
5.5% 12/1/39	2,700,000	2,775,681
Series 2012 A, 5% 12/1/42	2,815,000	2,837,633
Series 2015 C, 5.25% 12/1/39	800,000	828,712
Series 2016 B, 6.5% 12/1/46	400,000	457,424
Series 2017 A, 7% 12/1/46 (d)	1,400,000	1,686,608
Series 2017 C:
5% 12/1/22	1,370,000	1,454,899
5% 12/1/23	2,730,000	2,914,466
5% 12/1/24	1,840,000	1,962,526
5% 12/1/25	1,710,000	1,825,083
5% 12/1/26	500,000	530,745
Series 2017 D, 5% 12/1/24	1,805,000	1,925,195
Chicago Midway Arpt. Rev. Series 2016 B:
4% 1/1/35	815,000	848,660
5% 1/1/36	4,500,000	5,122,935
5% 1/1/37	5,300,000	6,021,701
5% 1/1/41	6,000,000	6,789,960
5% 1/1/46	7,200,000	8,094,240
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 D, 5% 1/1/27	5,175,000	5,777,267
Series 2016 B, 5% 1/1/34	2,835,000	3,216,761
Series 2016 C:
5% 1/1/32	4,750,000	5,421,888
5% 1/1/33	1,305,000	1,484,659
5% 1/1/34	1,510,000	1,713,337
Series 2017 B:
5% 1/1/34	1,515,000	1,741,462
5% 1/1/35	2,540,000	2,913,278
5% 1/1/36	1,650,000	1,888,343
5% 1/1/37	6,400,000	7,308,416
5% 1/1/38	2,250,000	2,563,740
5% 1/1/39	2,000,000	2,277,220
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	12,000,000	13,350,240
Series 2017, 5% 12/1/46	1,900,000	2,053,292
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	980,000	1,090,583
5% 6/1/23	880,000	993,344
5% 6/1/24	1,495,000	1,701,265
5% 6/1/25	745,000	850,790
5% 6/1/26	1,595,000	1,833,612
Chicago Wtr. Rev.:
Series 2008:
5.25% 11/1/33 (Pre-Refunded to 11/1/18 @ 100)	335,000	344,420
5.25% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	9,150,000	9,407,298
Series 2017:
5.25% 11/1/33 (FSA Insured)	445,000	456,232
5.25% 11/1/33 (FSA Insured) (Pre-Refunded to 11/1/18 @ 100)	1,520,000	1,562,742
Cook County Forest Preservation District Series 2012 C:
5% 12/15/22	1,230,000	1,353,283
5% 12/15/37	1,000,000	1,066,510
Cook County Gen. Oblig.:
Series 2006 B, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,001,850
Series 2010 A:
5.25% 11/15/22	2,065,000	2,240,649
5.25% 11/15/33	13,180,000	13,988,198
Series 2011 A, 5.25% 11/15/28	1,625,000	1,765,790
Series 2012 C:
5% 11/15/23	4,375,000	4,886,263
5% 11/15/24	3,500,000	3,893,925
5% 11/15/25 (FSA Insured)	5,800,000	6,384,002
Series 2016 A, 5% 11/15/29	6,110,000	7,001,693
Des Plaines Pub. Library District 5.5% 1/1/30	4,210,000	4,504,995
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	5,600,000	4,938,136
Illinois Fin. Auth. Hosp. Rev. (KishHealth Sys. Proj.) Series 2008, 5.75% 10/1/35 (Pre-Refunded to 10/1/18 @ 100)	2,400,000	2,466,432
Illinois Fin. Auth. Rev.:
( Bradley Univ. Proj.) Series 2017 C, 5% 8/1/31	1,175,000	1,322,439
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	1,100,000	1,140,260
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/31	1,480,000	1,551,765
5% 10/1/33	1,500,000	1,715,025
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	2,800,000	2,848,580
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	795,000	940,040
5% 7/15/27	1,300,000	1,562,392
5% 7/15/30	1,490,000	1,758,811
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5.375% 5/15/30	7,630,000	8,068,115
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	1,425,000	1,618,444
5% 2/15/29	2,330,000	2,641,172
(Provena Health Proj.) Series 2010 A, 6% 5/1/28 (Pre-Refunded to 5/1/20 @ 100)	5,300,000	5,802,705
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	490,000	526,799
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,200,000	1,340,988
(Rush Univ. Med. Ctr. Proj.):
Series 2009 C, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	2,300,000	2,444,440
Series 2009 D, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	1,125,000	1,195,650
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A:
5.5% 8/15/30	750,000	760,568
6% 8/15/23	1,000,000	1,015,450
(Trinity Health Proj.) Series 2011, 5% 12/1/25 (Pre-Refunded to 12/1/21 @ 100)	510,000	571,343
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (b)	1,045,000	1,036,065
Series 2017 B, 5%, tender 12/15/22 (b)	3,045,000	3,462,226
Series 2008 A, 6% 2/1/23 (Pre-Refunded to 2/1/18 @ 100)	400,000	400,000
Series 2009 A:
7.25% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	1,510,000	1,575,383
7.75% 8/15/34 (Pre-Refunded to 8/15/19 @ 100)	6,000,000	6,566,340
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	1,050,000	1,130,168
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	700,000	756,938
Series 2011 L, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	1,150,000	1,288,322
Series 2012 A:
5% 5/15/19	1,000,000	1,039,040
5% 5/15/23	700,000	777,959
Series 2012:
4% 9/1/32	3,000,000	2,931,780
5% 9/1/22	800,000	870,480
5% 9/1/32	4,000,000	4,218,880
5% 9/1/38	5,400,000	5,623,776
5% 11/15/43	1,640,000	1,724,788
Series 2013:
4% 5/15/33	385,000	389,066
5% 11/15/24	1,115,000	1,240,136
5% 11/15/27	400,000	437,804
5% 5/15/43	3,750,000	3,955,088
Series 2014, 5% 8/1/38	6,800,000	7,559,288
Series 2015 A:
5% 11/15/31	3,500,000	3,897,810
5% 11/15/45	9,545,000	10,431,253
Series 2015 B, 5% 11/15/23	1,845,000	2,116,602
Series 2015 C:
5% 8/15/35	3,340,000	3,602,724
5% 8/15/44	15,400,000	16,413,782
Series 2016 A:
5% 7/1/33	1,850,000	2,049,264
5% 7/1/34	1,000,000	1,104,640
5% 8/15/34	1,800,000	1,941,210
5.25% 8/15/29	1,015,000	1,137,125
Series 2016 B:
5% 8/15/30	3,000,000	3,393,480
5% 8/15/33	4,585,000	5,137,263
5% 8/15/34	2,415,000	2,699,922
Series 2016 C:
3.75% 2/15/34	725,000	706,201
4% 2/15/36	3,085,000	3,101,258
4% 2/15/41	3,995,000	3,980,738
5% 2/15/21	4,020,000	4,314,465
5% 2/15/22	2,860,000	3,120,203
5% 2/15/24	325,000	363,877
5% 2/15/30	13,250,000	14,953,288
5% 2/15/31	1,000,000	1,124,400
5% 2/15/41	5,375,000	5,911,801
Series 2017 A, 5% 8/1/47	430,000	462,994
Series 2017:
5% 1/1/22	2,795,000	3,118,046
5% 7/1/24	1,375,000	1,605,904
5% 1/1/28	3,000,000	3,566,880
5% 7/1/28	2,660,000	3,153,324
5% 7/1/32	5,145,000	5,992,587
5% 7/1/33	3,365,000	3,905,015
5% 7/1/34	2,765,000	3,199,326
5% 7/1/35	2,290,000	2,643,897
7.75% 8/15/34 (Pre-Refunded to 8/15/19 @ 100)	60,000	65,615
Illinois Gen. Oblig.:
Serie 2014, 5% 4/1/24	3,945,000	4,191,641
Series 2006:
5% 1/1/19	1,500,000	1,533,225
5.5% 1/1/31	1,945,000	2,170,270
Series 2010:
5% 1/1/21 (FSA Insured)	900,000	948,519
5% 1/1/23 (FSA Insured)	2,100,000	2,211,594
Series 2012 A:
4% 1/1/23	1,220,000	1,235,409
5% 1/1/33	1,700,000	1,745,458
Series 2012:
5% 8/1/19	900,000	931,248
5% 8/1/21	1,695,000	1,784,293
5% 3/1/23	1,500,000	1,583,070
5% 8/1/23	1,675,000	1,785,852
5% 3/1/28	650,000	674,973
5% 3/1/36	1,000,000	1,026,660
Series 2013 A, 5% 4/1/35	900,000	930,105
Series 2013, 5.5% 7/1/38	2,000,000	2,114,740
Series 2014:
5% 2/1/23	1,850,000	1,962,277
5% 2/1/25	2,245,000	2,391,980
5% 2/1/27	1,075,000	1,132,405
5% 4/1/28	580,000	609,116
5% 5/1/28	3,325,000	3,493,877
5% 5/1/32	1,400,000	1,457,764
5% 5/1/33	1,600,000	1,663,344
5.25% 2/1/29	3,000,000	3,186,690
5.25% 2/1/30	2,700,000	2,848,932
5.25% 2/1/31	1,305,000	1,375,561
Series 2016:
5% 2/1/23	880,000	933,407
5% 6/1/25	4,465,000	4,754,779
5% 6/1/26	610,000	650,150
5% 2/1/27	4,345,000	4,626,686
5% 2/1/28	3,495,000	3,710,781
5% 2/1/29	3,285,000	3,482,757
Series 2017 D, 5% 11/1/26	16,600,000	17,738,262
Illinois Health Facilities Auth. Rev. (Delnor-Cmnty. Hosp. Proj.):
Series 2002 D, 5.25% 5/15/32 (Pre-Refunded to 5/15/18 @ 100)	1,000,000	1,011,330
5.25% 5/15/32 (Pre-Refunded to 5/15/18 @ 100)	590,000	596,685
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/23	1,075,000	1,219,426
5% 2/1/29	10,000,000	11,522,300
5% 2/1/31	1,890,000	2,165,316
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2013 A, 5% 1/1/38	20,000,000	22,259,000
Series 2015 A:
5% 1/1/37	1,700,000	1,913,639
5% 1/1/40	6,700,000	7,513,648
Series 2015 B, 5% 1/1/40	3,800,000	4,266,298
Series 2016 A:
5% 12/1/31	945,000	1,079,388
5% 12/1/32	6,700,000	7,637,598
Series 2016 B, 5% 1/1/41	13,000,000	14,672,840
Jersey & Greene Counties Cmnty. Unit School District #100 Series 2003, 0% 12/1/18 (FSA Insured)	1,100,000	1,083,126
Joliet School District #86 Gen. Oblig. Series 2002:
0% 11/1/19 (FSA Insured)	2,260,000	2,175,612
0% 11/1/20 (FSA Insured)	3,850,000	3,614,573
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2004, 0% 2/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,025,000	4,480,491
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015:
5% 1/1/27	1,500,000	1,723,365
5% 1/1/28	2,780,000	3,182,627
6.5% 1/1/20 (AMBAC Insured)	310,000	336,914
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016, 5% 2/1/33	10,875,000	12,230,243
Lake County Cmnty. Unit School District #95, Lake Zurich Series 2000 B, 0% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	2,959,830
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	1,600,000	1,333,856
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,260,000	3,589,007
0% 1/15/25	4,440,000	3,602,261
0% 1/15/26	3,335,000	2,601,033
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,500,000	5,189,400
0% 6/15/44 (FSA Insured)	19,125,000	6,101,258
0% 6/15/45 (FSA Insured)	12,145,000	3,690,380
0% 6/15/47 (FSA Insured)	5,760,000	1,585,958
Series 2012 B, 0% 12/15/51	5,900,000	1,113,271
Series 2017 B:
5% 12/15/28	2,000,000	2,255,580
5% 12/15/32	900,000	995,967
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	1,250,000	1,406,338
5% 6/1/24	1,635,000	1,863,655
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 1999 A, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,015,000	1,904,638
Series 2010 A:
5% 4/1/25	1,700,000	1,802,969
5.25% 4/1/30	1,020,000	1,083,352
Series 2013:
6% 10/1/42	1,935,000	2,208,164
6.25% 10/1/38	1,900,000	2,198,984
Will County Cmnty. Unit School District #365-U:
Series 2007 B, 0% 11/1/26 (FSA Insured)	3,175,000	2,390,712
0% 11/1/18 (Escrowed to Maturity)	945,000	933,811
0% 11/1/18 (FSA Insured)	4,085,000	4,030,955
0% 11/1/19 (Escrowed to Maturity)	1,290,000	1,251,532
0% 11/1/19 (FSA Insured)	8,310,000	7,999,705
Will County Illinois Series 2016, 5% 11/15/41	13,255,000	14,761,563

TOTAL ILLINOIS		648,979,204

Indiana - 2.2%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Escrowed to Maturity)	2,405,000	2,672,749
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Pre-Refunded to 1/15/20 @ 100)	3,100,000	3,383,960
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2009 A, 5.25% 11/1/39 (Pre-Refunded to 11/1/19 @ 100)	1,700,000	1,809,803
Indiana Fin. Auth. Hosp. Rev.:
( Parkview Health Sys. Proj.) Series 2017 A, 5% 11/1/24	1,000,000	1,165,640
(Parkview Health Sys. Proj.) Series 2017 A:
5% 11/1/25	1,000,000	1,188,220
5% 11/1/28	450,000	543,173
5% 11/1/29	1,400,000	1,693,972
5% 11/1/30	315,000	382,060
Indiana Fin. Auth. Rev.:
Series 2012:
5% 3/1/25	1,000,000	1,098,660
5% 3/1/30	500,000	543,725
5% 3/1/41	2,590,000	2,780,909
Series 2015 A, 5.25% 2/1/32	2,940,000	3,454,471
Series 2015, 5% 3/1/36	4,500,000	5,019,435
Series 2016:
5% 9/1/27	1,850,000	2,147,240
5% 9/1/31	1,400,000	1,595,944
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A:
5% 10/1/24	850,000	960,968
5% 10/1/37	1,700,000	1,877,276
Series 2014 A:
5% 10/1/25	1,200,000	1,408,800
5% 10/1/26	1,750,000	2,050,948
(CWA Auth. Proj.) Series 2014 A, 5% 10/1/27	1,750,000	2,046,223
(CWA Auth. Proj.) Series 2015 A:
5% 10/1/29	2,295,000	2,668,052
5% 10/1/45	12,700,000	14,503,400
Series 2011 A, 5.25% 10/1/26	1,000,000	1,118,370
Series 2011 B, 5% 10/1/41	2,000,000	2,187,160
Indiana Health & Edl. Facilities Fing. Auth. Rev. (Sisters of St. Francis Health Svcs., Inc. Proj.) Series 2006 E, 5.25% 5/15/41 (Pre-Refunded to 5/1/18 @ 100)	1,600,000	1,615,264
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series 2011 A, 5% 1/1/21	800,000	871,392
Series 2017 A:
5% 1/1/32	4,000,000	4,685,280
5% 1/1/34	2,000,000	2,325,860
Indianapolis Thermal Energy Sys. Series 2010 B, 5% 10/1/19	8,390,000	8,829,384
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30	4,300,000	4,823,353
Purdue Univ. Rev. (Student Facilities Sys. Proj.) Series 2009 B, 5% 7/1/27 (Pre-Refunded to 7/1/19 @ 100)	1,220,000	1,280,378

TOTAL INDIANA		82,732,069

Kansas - 0.5%
Johnson City Usd # 232 Series 2015 A, 5% 9/1/22	1,390,000	1,576,844
Johnson County Unified School District # 233:
Series 2016 A:
5% 9/1/21	750,000	832,298
5% 9/1/23	1,000,000	1,154,220
Series 2016 B:
5% 9/1/22	1,600,000	1,813,568
5% 9/1/23	290,000	334,724
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A, 5% 9/1/26	4,020,000	4,522,781
Series 2016 A:
5% 9/1/40	4,200,000	4,759,608
5% 9/1/45	5,125,000	5,789,303

TOTAL KANSAS		20,783,346

Kentucky - 1.4%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	1,200,000	1,281,444
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/19	1,000,000	1,030,060
5% 1/1/20	485,000	513,494
5% 1/1/24	800,000	913,552
5% 1/1/27	1,500,000	1,713,315
5% 1/1/33	1,300,000	1,468,233
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2017 B:
5% 8/15/32	2,680,000	2,982,840
5% 8/15/33	1,325,000	1,470,207
5% 8/15/35	1,500,000	1,655,475
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017A, 5% 12/1/47 (FSA Insured)	855,000	941,432
Kentucky State Property & Buildings Commission Rev. Series 2016 B, 5% 11/1/26	11,400,000	13,256,490
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	1,275,000	1,443,785
5.75% 10/1/38	3,105,000	3,526,783
Series 2016 A:
5% 10/1/31	6,400,000	7,287,616
5% 10/1/32	7,745,000	8,793,905
5% 10/1/33	4,400,000	4,981,680
Louisville/Jefferson County Metropolitan Gov. Series 2012 A, 5% 12/1/28	405,000	436,108
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	1,000,000	1,104,520

TOTAL KENTUCKY		54,800,939

Louisiana - 0.7%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/20	3,750,000	4,014,600
Louisiana Gen. Oblig. Series 2016 B, 5% 8/1/28	3,465,000	4,057,896
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	800,000	857,944
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/25	445,000	522,626
5% 12/15/27	2,000,000	2,331,420
5% 12/15/29	1,200,000	1,386,660
New Orleans Gen. Oblig. Series 2012:
5% 12/1/24	2,455,000	2,750,361
5% 12/1/25	2,400,000	2,678,280
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/23	2,500,000	2,871,675
5.5% 5/15/29	5,000,000	5,228,800

TOTAL LOUISIANA		26,700,262

Maine - 0.4%
Maine Health & Higher Ed. Facilities Auth. Rev. (Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	1,730,000	1,779,443
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2008 D, 5.75% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	545,000	554,788
Series 2016 A:
4% 7/1/41	1,165,000	1,037,759
4% 7/1/46	1,505,000	1,310,870
5% 7/1/41	480,000	503,842
5% 7/1/46	330,000	345,203
Series 2017 D:
5.75% 7/1/38	275,000	279,777
5.75% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	980,000	997,601
Maine Tpk. Auth. Tpk. Rev.:
Series 2015, 5% 7/1/37	1,700,000	1,926,882
Series 2018:
5% 7/1/33	700,000	829,220
5% 7/1/34	1,000,000	1,180,670
5% 7/1/35	1,100,000	1,295,492
5% 7/1/36	2,000,000	2,349,580

TOTAL MAINE		14,391,127

Maryland - 0.3%
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	1,655,000	1,850,290
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,100,000	1,202,212
Series 2015, 5% 7/1/40	2,000,000	2,151,060
Series 2016 A:
4% 7/1/42	780,000	778,768
5% 7/1/35	2,055,000	2,249,691
5% 7/1/38	1,125,000	1,223,944
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	875,000	876,698
3% 11/1/25	640,000	641,504
5% 11/1/30	230,000	258,251

TOTAL MARYLAND		11,232,418

Massachusetts - 2.1%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A, 5% 7/1/45	890,000	1,022,815
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,015,000	1,141,631
(Tufts Med. Ctr. Proj.) Series 2011, 6.75% 1/1/36	400,000	451,932
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/30	1,165,000	1,319,700
5% 10/1/33	1,355,000	1,516,462
Series 2015 D, 5% 7/1/44	2,575,000	2,816,432
Series 2016 A, 5% 1/1/47	6,945,000	7,776,108
Series BB1, 5% 10/1/46	4,230,000	4,822,581
Massachusetts Dev. Fina (Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L:
4% 7/1/44	10,000,000	9,886,700
5% 7/1/44	2,225,000	2,466,168
Massachusetts Gen. Oblig.:
Series 2016 J, 5% 12/1/36	9,840,000	11,506,109
Series 2017 A:
5% 4/1/33	3,280,000	3,847,998
5% 4/1/36	1,280,000	1,487,078
5% 4/1/47	10,940,000	12,539,647
Series 2017 D:
5% 2/1/33	3,265,000	3,821,487
5% 2/1/34	5,960,000	6,955,201
5% 2/1/35	2,850,000	3,313,638
Massachusetts Health & Edl. Facilities Auth. Rev. (CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33 (Pre-Refunded to 7/1/18 @ 100)	1,000,000	1,015,600

TOTAL MASSACHUSETTS		77,707,287

Michigan - 3.6%
Detroit Swr. Disp. Rev. Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	615,000	625,916
Detroit Wtr. Supply Sys. Rev.:
Series 2006 B, 7% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	1,400,000	1,506,274
Series 2009, 6.25% 7/1/36 (FSA Insured) (Pre-Refunded to 7/1/19 @ 100)	1,500,000	1,598,190
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	1,455,000	1,656,721
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	1,000,000	1,114,570
Lincoln Consolidated School District Series 2008, 5% 5/1/19 (FSA Insured)	1,355,000	1,366,409
Michigan Bldg. Auth. Rev.:
(Facilities Prog.):
Series 2015 I:
5% 4/15/27	14,000,000	16,373,840
5% 4/15/28	2,000,000	2,334,560
Series 2016 I, 5% 4/15/24	705,000	819,295
Series IA:
5.375% 10/15/41	1,000,000	1,114,160
5.5% 10/15/45	2,000,000	2,234,140
Michigan Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2017:
5% 12/1/35	9,085,000	10,496,082
5% 12/1/42	1,035,000	1,179,310
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	2,350,000	2,555,108
5% 6/1/20 (Escrowed to Maturity)	750,000	806,663
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	1,100,000	1,235,729
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	2,400,000	2,696,136
Series 2012:
5% 11/15/36	1,300,000	1,427,582
5% 11/15/42	2,950,000	3,231,165
Series 2013, 5% 8/15/29	3,865,000	4,287,290
Series 2015 MI, 5% 12/1/25	3,000,000	3,499,410
Series 2016, 5% 11/15/32	4,815,000	5,477,977
Michigan Gen. Oblig. Series 2016:
5% 3/15/26	7,500,000	8,833,725
5% 3/15/27	3,830,000	4,544,563
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C, 5% 12/1/32	345,000	402,394
Bonds (Ascension Health Cr. Group Proj.) Series F5:
1.9%, tender 4/1/21 (b)	4,395,000	4,377,552
2.4%, tender 3/15/23 (b)	1,720,000	1,734,052
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	125,000	130,005
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (b)	6,380,000	6,190,323
Portage Pub. Schools Series 2016:
5% 11/1/33	1,000,000	1,147,480
5% 11/1/36	1,250,000	1,415,775
5% 11/1/37	1,000,000	1,130,300
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) Series 2009 V, 8.25% 9/1/39 (Pre-Refunded to 9/1/18 @ 100)	900,000	935,613
Warren Consolidated School District Series 2016:
5% 5/1/28	4,100,000	4,672,483
5% 5/1/29	4,230,000	4,794,282
Wayne County Arpt. Auth. Rev.:
Series 2015 D:
5% 12/1/30	1,300,000	1,487,031
5% 12/1/31	2,300,000	2,622,253
5% 12/1/40 (FSA Insured)	3,000,000	3,358,050
Series 2015 G:
5% 12/1/31	1,500,000	1,710,165
5% 12/1/32	1,500,000	1,706,805
5% 12/1/33	2,000,000	2,268,260
Series 2015, 5% 12/1/29	1,600,000	1,838,640
Series 2017 A:
5% 12/1/28	600,000	704,838
5% 12/1/29	550,000	642,516
5% 12/1/30	700,000	813,218
5% 12/1/33	350,000	404,362
5% 12/1/37	500,000	570,845
5% 12/1/37	270,000	307,041
Series 2017 C, 5% 12/1/28	1,100,000	1,297,340
Western Michigan Univ. Rev.:
5.25% 11/15/19 (Assured Guaranty Corp. Insured)	3,015,000	3,104,636
5.25% 11/15/22 (Assured Guaranty Corp. Insured)	4,640,000	4,777,947

TOTAL MICHIGAN		135,559,021

Minnesota - 0.4%
Duluth Independent School District #709 Ctfs. of Prtn. Series 2009 B, 4% 3/1/21	1,500,000	1,519,320
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/27	1,285,000	1,452,487
Series 2017:
3% 5/1/19	1,000,000	1,013,350
4% 5/1/22	500,000	537,130
5% 5/1/23	500,000	566,620
5% 5/1/24	1,200,000	1,377,708
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A:
5% 11/15/20	675,000	736,088
5% 11/15/24	1,780,000	2,089,186
5% 11/15/25	1,365,000	1,607,574
Minneapolis Health Care Sys. Rev.:
6.5% 11/15/38	845,000	876,713
6.5% 11/15/38 (Pre-Refunded to 11/15/18 @ 100)	155,000	161,155
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	700,000	838,971
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2009 A, 5% 1/1/21 (Pre-Refunded to 1/1/19 @ 100)	1,915,000	1,976,835

TOTAL MINNESOTA		14,753,137

Missouri - 0.5%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/29	1,470,000	1,642,652
Hannibal Indl. Dev. Auth. Health Facilities Rev. (Hannibal Reg'l. Healthcare Sys. Proj.) Series 2017:
5% 10/1/42	3,425,000	3,789,660
5% 10/1/47	2,125,000	2,340,369
Kansas City Spl. Oblig.:
4% 9/1/18	400,000	405,756
5% 9/1/21	295,000	310,018
5% 9/1/22	500,000	525,135
5% 9/1/23	400,000	420,108
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/21	125,000	125,431
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	400,000	405,684
3.25% 2/1/28	400,000	407,884
4% 2/1/40	400,000	409,396
5% 2/1/34	3,115,000	3,506,026
5% 2/1/36	1,200,000	1,345,512
5% 2/1/45	1,900,000	2,099,690

TOTAL MISSOURI		17,733,321

Nebraska - 0.2%
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017, 4% 7/1/33	775,000	823,089
Nebraska Pub. Pwr. District Rev.:
Series 2016 A:
5% 1/1/32	1,670,000	1,918,914
5% 1/1/34	1,000,000	1,142,210
Series 2016 B, 5% 1/1/32	5,000,000	5,745,250

TOTAL NEBRASKA		9,629,463

Nevada - 0.9%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.) Series 2017:
5% 9/1/37	1,955,000	2,175,074
5% 9/1/42	1,960,000	2,165,565
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2011 C, 5% 6/1/24	1,900,000	2,093,705
Series 2012 B, 5% 6/1/42	3,260,000	3,622,153
Series 2016 A:
5% 6/1/35	4,150,000	4,820,682
5% 6/1/36	6,000,000	6,955,200
Series 2016 B:
5% 6/1/34	7,495,000	8,712,338
5% 6/1/36	2,700,000	3,129,840

TOTAL NEVADA		33,674,557

New Hampshire - 0.6%
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	2,000,000	2,212,960
Series 2017 A, 5.25% 7/1/27 (d)	190,000	194,680
Series 2017 B, 4.125% 7/1/24 (d)	965,000	974,418
Series 2017 C, 3.5% 7/1/22 (d)	320,000	321,312
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/23	1,000,000	1,063,160
4% 7/1/32	900,000	924,543
Series 2016:
4% 10/1/38	1,165,000	1,176,009
5% 10/1/28	3,000,000	3,371,850
5% 10/1/32	5,160,000	5,709,540
5% 10/1/38	3,360,000	3,662,870
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 10/1/19	2,890,000	3,052,591
5% 2/1/20	1,300,000	1,382,043

TOTAL NEW HAMPSHIRE		24,045,976

New Jersey - 2.9%
New Jersey Ctfs. of Prtn. Series 2009 A:
5.125% 6/15/24 (Pre-Refunded to 6/15/19 @ 100)	1,500,000	1,572,570
5.25% 6/15/28 (Pre-Refunded to 6/15/19 @ 100)	1,000,000	1,050,060
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	6,215,000	6,896,661
Series 2017 B, 5% 11/1/24	10,000,000	11,109,700
Series 2011 EE:
5% 9/1/20	1,255,000	1,330,325
5% 9/1/20 (Escrowed to Maturity)	3,395,000	3,673,967
Series 2013:
5% 3/1/23	7,040,000	7,709,152
5% 3/1/24	6,200,000	6,749,630
5% 3/1/25	700,000	756,924
Series 2015 XX:
5% 6/15/22	1,525,000	1,658,102
5% 6/15/26	15,000,000	16,521,450
Series 2016 AAA:
5% 6/15/41	2,510,000	2,682,211
5.5% 6/15/30	4,995,000	5,709,934
Series 2016 BBB, 5% 6/15/22	3,120,000	3,392,314
6% 12/15/34 (Pre-Refunded to 12/15/18 @ 100)	30,000	31,199
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	2,625,000	2,952,495
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A:
5% 7/1/20	500,000	532,970
5% 7/1/21	1,155,000	1,259,193
5% 7/1/22	155,000	172,261
5% 7/1/23	550,000	619,504
5% 7/1/24	435,000	494,373
5% 7/1/25	1,055,000	1,205,601
5% 7/1/25	470,000	537,093
5% 7/1/26	155,000	177,401
5% 7/1/27	235,000	266,166
5% 7/1/28	685,000	772,070
5% 7/1/30	1,000,000	1,144,520
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	1,300,000	1,433,263
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	400,000	445,272
Series 2014 AA, 5% 6/15/24	15,000,000	16,681,200
Series 2016 A:
5% 6/15/27	945,000	1,054,299
5% 6/15/29	3,550,000	3,922,466
Series 2016 A-2, 5% 6/15/23	2,495,000	2,760,243
Series AA, 5% 6/15/25	2,380,000	2,641,038

TOTAL NEW JERSEY		109,915,627

New Mexico - 0.1%
New Mexico Edl. Assistance Foundation Series 2010 A1, 5% 12/1/18	3,000,000	3,089,580
New York - 6.1%
Dorm. Auth. New York Univ. Rev.:
(Memorial Sloan-Kettring Cancer Ctr.) Series 2017 1, 5% 7/1/42	1,555,000	1,787,333
Series 2016 A, 5% 7/1/32	2,500,000	2,867,400
Hudson Yards Infrastructure Corp. New York Rev.:
Series 2012 A:
5.75% 2/15/47	1,975,000	2,168,807
5.75% 2/15/47 (Pre-Refunded to 2/15/21 @ 100)	95,000	106,308
Series 2017 A:
5% 2/15/33	3,595,000	4,185,083
5% 2/15/34	11,700,000	13,580,190
5% 2/15/35	7,300,000	8,454,276
5% 2/15/39	10,000,000	11,495,800
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2017:
5% 9/1/33	500,000	578,660
5% 9/1/35	2,000,000	2,302,100
5% 9/1/36	1,135,000	1,303,411
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	9,800,000	10,960,516
New York City Gen. Oblig.:
Series 2009, 5.625% 4/1/29	85,000	89,019
Series 2012 A1, 5% 8/1/24	2,720,000	3,006,906
Series 2014 J, 5% 8/1/23	3,400,000	3,918,942
Series 2015 C, 5% 8/1/27	1,600,000	1,868,736
Series 2016 C and D, 5% 8/1/28	1,500,000	1,763,160
Series 2016 E, 5% 8/1/28	2,550,000	3,022,439
New York City Indl. Dev. Agcy. Rev.:
(Queens Ballpark Co. LLC Proj.) Series 2006, 5% 1/1/22 (AMBAC Insured)	1,000,000	1,002,910
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	1,000,000	1,007,990
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2009 CC, 5% 6/15/34	3,585,000	3,631,497
Series 2011 EE, 5.375% 6/15/43	22,705,000	24,964,602
Series 2012 EE, 5.25% 6/15/30	6,300,000	7,138,341
Series 2013 EE, 5% 6/15/47	11,710,000	13,178,317
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
(New York State Gen. Oblig. Proj.) Series 2018 S-1, 5% 7/15/32	7,500,000	8,875,650
Series S1, 5% 7/15/27	2,000,000	2,252,560
New York City Transitional Fin. Auth. Rev.:
Series 2015 E1, 5% 2/1/41	1,615,000	1,838,258
Series 2016 A, 5% 5/1/40	1,950,000	2,229,923
Series 2017 B, 5% 8/1/40	2,000,000	2,294,840
Series 2017 E, 5% 2/1/39	6,440,000	7,410,701
Series 2017 E-1, 5% 2/1/34	6,000,000	6,970,920
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/28	7,205,000	8,444,188
5% 11/15/29	5,000,000	5,806,300
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	2,000,000	2,259,280
New York Dorm. Auth. Sales Tax Rev. Series 2016 A:
5% 3/15/31	4,400,000	5,188,304
5% 3/15/32	1,945,000	2,285,278
5% 3/15/34	3,200,000	3,735,712
New York Metropolitan Trans. Auth. Rev.:
Series 2012 D, 5% 11/15/25	9,500,000	10,840,925
Series 2012 F, 5% 11/15/24	4,600,000	5,251,590
Series 2014 B, 5.25% 11/15/44	2,215,000	2,543,595
Series 2014 C, 5% 11/15/21	2,500,000	2,788,550
Series 2016 B, 5% 11/15/21	1,950,000	2,175,069
Series 2016, 6.5% 11/15/28	695,000	723,328
Series 2017 C-2:
0% 11/15/29	2,275,000	1,575,802
0% 11/15/33	5,600,000	3,253,376
New York State Dorm. Auth. Series A:
5% 2/15/34	80,000	82,658
5% 2/15/34 (Pre-Refunded to 2/15/19 @ 100)	1,670,000	1,731,439
New York Thruway Auth. Gen. Rev. Series 2013 A, 5% 5/1/19	4,200,000	4,382,448
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	3,700,000	4,308,909
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	3,130,000	3,669,737
Rockland County Gen. Oblig. Series 2014 A, 5% 3/1/18 (FSA Insured)	1,825,000	1,830,220
Triborough Bridge & Tunnel Auth. Revs. 5% 11/15/22	1,970,000	2,254,882

TOTAL NEW YORK		231,387,185

North Carolina - 1.1%
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/35	2,000,000	2,338,400
5% 7/1/42	2,875,000	3,325,599
Series 2017 C:
4% 7/1/36	1,500,000	1,591,830
4% 7/1/37	1,500,000	1,586,835
5% 7/1/29	2,575,000	3,080,936
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2003, 5.5% 11/1/26 (FSA Insured)	1,200,000	1,232,052
Series 2012, 5% 11/1/41	1,630,000	1,726,594
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/29	3,500,000	4,102,560
North Carolina Med. Care Cmnty. Health Series 2017:
5% 10/1/30	630,000	743,110
5% 10/1/34	1,000,000	1,158,480
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	2,780,000	2,939,655
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2009 A:
5% 1/1/30	285,000	293,541
5% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	715,000	738,416
Series 2015 A, 5% 1/1/28	3,500,000	4,075,505
Series 2015 C, 5% 1/1/29	8,000,000	9,272,160
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2010 A, 5% 5/1/32	2,900,000	3,091,487

TOTAL NORTH CAROLINA		41,297,160

North Dakota - 0.1%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	1,500,000	1,583,505
McLean County Solid Waste Facilities Rev. (Great River Energy Projs.) Series 2010 B, 5.15% 7/1/40	3,700,000	3,897,062

TOTAL NORTH DAKOTA		5,480,567

Ohio - 1.8%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	4,200,000	4,664,310
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	4,000,000	4,476,520
Series 2016, 5% 2/15/46	1,280,000	1,427,699
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	5,900,000	6,679,213
Series 2012 B:
5% 2/15/42	705,000	768,013
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	195,000	217,975
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	500,000	571,735
5% 1/1/27 (FSA Insured)	2,175,000	2,472,366
5% 1/1/31 (FSA Insured)	1,000,000	1,120,700
Cleveland Gen. Oblig. Series C, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,050,000	1,118,156
Columbus City School District 5% 12/1/32	1,000,000	1,167,270
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,266,950
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/26	1,900,000	2,138,583
Lake County Hosp. Facilities Rev.:
Series 2015, 5% 8/15/26	1,170,000	1,340,153
6% 8/15/43	400,000	408,544
6% 8/15/43 (Pre-Refunded to 8/15/18 @ 100)	2,100,000	2,151,744
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37 (Pre-Refunded to 11/15/21 @ 100)	1,900,000	2,230,695
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	4,400,000	4,611,112
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/28	1,795,000	2,182,451
5% 1/1/31	2,500,000	2,963,675
Ohio Tpk. Commission Tpk. Rev.:
(Infastructure Proj.) Series 2005 A, 0% 2/15/42	5,800,000	2,275,978
(Infrastructure Projs.) Series 2018 A, 5% 2/15/32 (a)	10,000,000	11,707,400
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	2,300,000	2,381,098
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	1,265,000	1,446,818
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	400,000	419,536
5% 12/1/42	505,000	523,811

TOTAL OHIO		66,732,505

Oklahoma - 0.8%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017:
5% 9/1/26	1,620,000	1,905,007
5% 9/1/27	1,705,000	1,993,571
5% 9/1/28	3,120,000	3,632,522
Grand River Dam Auth. Rev. Series 2014 A, 5% 6/1/39	7,000,000	7,965,790
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/24	1,105,000	1,280,916
5% 10/1/32	1,100,000	1,263,383
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (Integris Baptist Med. Ctr. Proj.) Series C, 5.5% 8/15/22 (Pre-Refunded to 8/15/18 @ 100)	2,400,000	2,452,104
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	3,625,000	4,067,105
Series 2012:
5% 2/15/21 (Escrowed to Maturity)	955,000	1,048,160
5% 2/15/24 (Pre-Refunded to 2/15/22 @ 100)	1,800,000	2,019,528
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	3,705,000	4,179,277

TOTAL OKLAHOMA		31,807,363

Oregon - 0.7%
Clackamas County Hosp. Facility Auth.:
(Willamette View Proj.) Series 2017 B, 3% 11/15/22	425,000	424,426
(Williamette View, Inc.) Series 2017 A:
5% 11/15/47 (d)	320,000	340,614
5% 11/15/52 (d)	320,000	339,296
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A:
5.25% 4/1/31	260,000	286,868
5.25% 4/1/31 (Pre-Refunded to 4/1/21 @ 100)	1,640,000	1,815,890
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	2,115,000	984,067
Washington, Multnomah & Yamhill County School District #1J Series 2017:
5% 6/15/31	2,500,000	2,966,300
5% 6/15/33	1,080,000	1,272,640
5% 6/15/35	3,135,000	3,674,471
5% 6/15/36	3,000,000	3,508,170
5% 6/15/37	4,000,000	4,666,840
5% 6/15/38	3,000,000	3,492,120
Yamhill County School District #029J Newberg Series 2005, 5.5% 6/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,015,110

TOTAL OREGON		24,786,812

Pennsylvania - 2.9%
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A, 4.7% 8/15/19	1,000,000	1,047,000
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	1,000,000	1,192,290
Coatesville Area School District Series 2017:
4% 8/1/20 (FSA Insured)	225,000	234,509
5% 8/1/21 (FSA Insured)	990,000	1,077,932
5% 8/1/22 (FSA Insured)	875,000	969,859
5% 8/1/23 (FSA Insured)	1,000,000	1,123,840
5% 8/1/24 (FSA Insured)	1,000,000	1,137,500
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/29	1,330,000	1,534,275
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (b)	2,450,000	2,399,114
Series B, 1.8%, tender 8/15/22 (b)	3,255,000	3,190,779
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,700,000	1,992,808
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2012 A, 5% 6/1/24 (Pre-Refunded to 6/1/22 @ 100)	1,400,000	1,585,178
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	2,345,000	2,634,256
Series 2016 A:
5% 10/1/30	4,350,000	4,885,703
5% 10/1/36	4,430,000	4,853,331
5% 10/1/40	2,045,000	2,219,888
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/21	1,350,000	1,365,363
Pennsylvania Gen. Oblig.:
Series 2015 1, 5% 3/15/31	2,130,000	2,407,028
Series 2015, 5% 3/15/33	2,460,000	2,764,819
Series 2016, 5% 2/1/29	8,935,000	10,258,810
Series 2017:
5% 1/1/26	10,420,000	12,060,942
5% 1/1/28	5,000,000	5,828,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2016:
5% 5/1/29	1,000,000	1,144,330
5% 5/1/31	1,000,000	1,138,850
5% 5/1/35	1,585,000	1,785,392
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/29 (FSA Insured)	5,630,000	6,492,910
Philadelphia Arpt. Rev. Series 2017 A:
5% 7/1/28	500,000	592,285
5% 7/1/29	500,000	589,560
5% 7/1/30	550,000	645,535
5% 7/1/31	600,000	701,520
5% 7/1/32	550,000	641,091
5% 7/1/33	600,000	696,696
5% 7/1/42	2,390,000	2,728,878
5% 7/1/47	2,000,000	2,274,880
Philadelphia Gas Works Rev.:
Series 9:
5.25% 8/1/40	2,325,000	2,489,354
5.25% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	1,475,000	1,603,251
5% 10/1/19	730,000	769,092
5% 8/1/26	1,000,000	1,155,890
5% 8/1/27	1,000,000	1,150,040
5% 8/1/28	2,000,000	2,289,880
Philadelphia School District Series 2016 F, 5% 9/1/29	10,000,000	11,040,800
Pittsburgh & Alleg County Parkin Series 2017:
5% 12/15/35	1,125,000	1,266,761
5% 12/15/37	500,000	560,340
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011, 5% 6/1/22 (Pre-Refunded to 6/1/21 @ 100)	1,000,000	1,104,340
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	735,000	825,912

TOTAL PENNSYLVANIA		110,450,811

Rhode Island - 0.3%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	4,680,000	5,023,980
5% 9/1/36	185,000	195,428
Series 2016:
5% 5/15/20	340,000	360,006
5% 5/15/21	2,000,000	2,161,320
5% 5/15/39	3,000,000	3,249,240

TOTAL RHODE ISLAND		10,989,974

South Carolina - 3.6%
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	1,845,000	2,075,477
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	2,380,000	2,727,694
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/24	4,535,000	5,236,519
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2013, 5% 11/1/27	2,900,000	3,221,146
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 C, 5% 12/1/18 (Escrowed to Maturity)	7,000,000	7,206,640
Series 2013 E, 5.5% 12/1/53	14,025,000	15,617,258
Series 2014 A:
5% 12/1/49	10,765,000	11,744,507
5.5% 12/1/54	14,400,000	16,056,576
Series 2014 C, 5% 12/1/46	19,465,000	21,398,069
Series 2015 A, 5% 12/1/50	2,045,000	2,248,662
Series 2015 E, 5.25% 12/1/55	3,265,000	3,646,123
Series 2016 B:
5% 12/1/35	3,630,000	4,111,120
5% 12/1/36	5,445,000	6,153,286
Series 2016 C:
5% 12/1/22	500,000	565,525
5% 12/1/23	840,000	963,564
5% 12/1/24	515,000	597,122
5% 12/1/25	600,000	700,482
5% 12/1/26	1,000,000	1,170,170
5% 12/1/27	1,600,000	1,857,344
South Carolina Trans. Infrastructure Bank Rev. Series 2015 A, 5% 10/1/23	1,430,000	1,649,491
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	9,915,000	10,005,623
4% 4/15/48	6,915,000	6,949,229
5% 4/15/48	8,185,000	9,118,827
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38 (Pre-Refunded to 5/1/18 @ 100)	1,590,000	1,606,345

TOTAL SOUTH CAROLINA		136,626,799

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2014 B, 5% 11/1/44	5,000,000	5,475,300
Series 2017:
5% 7/1/30	850,000	986,816
5% 7/1/35	725,000	824,021

TOTAL SOUTH DAKOTA		7,286,137

Tennessee - 0.5%
Jackson Hosp. Rev.:
5.75% 4/1/41	405,000	407,628
5.75% 4/1/41 (Pre-Refunded to 4/1/18 @ 100)	1,095,000	1,103,048
Shelby County Health Edl. & Hsg. Facilities Board Rev.:
( Methodist Le Bonheur Health Proj.) Series 2017 A:
5% 5/1/23	1,600,000	1,826,272
5% 5/1/25	1,300,000	1,518,855
5% 5/1/27	1,230,000	1,457,870
5% 5/1/31	1,260,000	1,466,552
(Methodist Le Bonheur Health Proj.) Series 2017 A:
5% 5/1/29	1,240,000	1,457,533
5% 5/1/30	2,395,000	2,800,282
9 Methodist Le Bonheur Health Proj.) Series 2017 A, 5% 5/1/22	705,000	790,383
Tennessee Engy Acq Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (b)	6,645,000	7,149,090

TOTAL TENNESSEE		19,977,513

Texas - 10.7%
Austin Cmnty. College District Rev. (Round Rock Campus Proj.) Series 2008, 5.5% 8/1/19 (Pre-Refunded to 8/1/18 @ 100)	1,500,000	1,529,835
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/37	4,010,000	4,665,595
Brazosport College District:
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	115,000	115,175
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	885,000	886,345
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/40	2,000,000	2,209,480
5% 1/1/45	1,000,000	1,101,290
Series 2016:
5% 1/1/40	3,000,000	3,321,750
5% 1/1/46	1,800,000	1,985,184
Corpus Christi Util. Sys. Rev. 5% 7/15/23	3,400,000	3,818,574
Cypress-Fairbanks Independent School District:
Series 2014 C, 5% 2/15/44	5,795,000	6,488,198
Series 2016, 5% 2/15/27	1,885,000	2,226,147
Dallas Area Rapid Transit Sales Tax Rev.:
Series 2007, 5.25% 12/1/29	4,150,000	5,167,788
Series 2016 A, 5% 12/1/33	1,625,000	1,893,385
5.25% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	3,215,000	3,317,880
Dallas County Gen. Oblig. Series 2016 5% 8/15/21	2,120,000	2,352,924
Dallas Fort Worth Int'l. Arpt. Rev. Series 2010 A, 5% 11/1/42	5,200,000	5,587,348
Dallas Gen. Oblig. Series 2017:
5% 2/15/28	4,935,000	5,787,817
5% 2/15/29	3,420,000	3,990,251
5% 2/15/30	4,935,000	5,732,299
Dallas Independent School District:
Bonds Series 2016 B6, 5%, tender 2/15/22 (b)	1,955,000	2,174,879
Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	500,000	500,925
El Paso Gen. Oblig. Series 2016:
5% 8/15/30	7,290,000	8,482,134
5% 8/15/31	3,810,000	4,423,639
5% 8/15/32	3,625,000	4,199,925
5% 8/15/34	3,755,000	4,341,306
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,610,000	2,754,803
Granbury Independent School District 0% 8/1/19	1,000,000	976,860
Grand Parkway Trans. Corp. Series 2013 B:
5% 4/1/53	27,390,000	30,464,254
5.25% 10/1/51	25,400,000	28,637,484
5.5% 4/1/53	2,300,000	2,601,208
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	5,200,000	5,760,508
Houston Arpt. Sys. Rev. Series 2011 B:
5% 7/1/25	1,460,000	1,605,854
5% 7/1/26	3,000,000	3,298,650
Houston Gen. Oblig. Series 2017 A:
5% 3/1/28	7,000,000	8,282,540
5% 3/1/29	1,080,000	1,271,214
Houston Independent School District Series 2017, 5% 2/15/35	1,600,000	1,865,392
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	1,485,000	1,718,368
Series 2016 B, 5% 11/15/33	1,400,000	1,626,534
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/33	1,055,000	1,164,562
5% 10/15/34	1,670,000	1,838,319
5% 10/15/44	690,000	748,595
Lewisville Independent School District 0% 8/15/18	1,025,000	1,017,528
Lower Colorado River Auth. Rev.:
Series 2015 B:
5% 5/15/30	4,500,000	5,122,800
5% 5/15/31	7,200,000	8,156,016
Series 2015 D:
5% 5/15/27	1,500,000	1,732,110
5% 5/15/29	2,150,000	2,458,181
Lubbock Cooper Independent School District:
5.75% 2/15/42 (Pre-Refunded to 2/15/19 @ 100)	4,500,000	4,691,565
6% 2/15/49 (Pre-Refunded to 2/15/19 @ 100)	5,000,000	5,225,650
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/28	1,500,000	1,762,140
5% 8/15/47	1,205,000	1,366,458
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/29	2,100,000	2,372,832
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A, 5% 1/1/35	1,300,000	1,487,785
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,425,000	1,641,757
5% 1/1/34	1,000,000	1,146,960
5% 1/1/36	1,190,000	1,358,909
5% 1/1/37	4,705,000	5,361,065
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	265,000	304,093
5% 1/1/31	370,000	422,055
5% 1/1/33	1,500,000	1,709,160
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	1,700,000	2,062,168
Series 2009 A, 6.25% 1/1/39 (Pre-Refunded to 1/1/19 @ 100)	2,440,000	2,545,213
Series 2009, 6.25% 1/1/39	560,000	582,792
Series 2011 A:
5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	6,870,000	7,729,712
6% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	2,100,000	2,398,977
Series 2011 D, 5% 9/1/28 (Pre-Refunded to 9/1/21 @ 100)	4,700,000	5,224,379
Series 2014 A:
5% 1/1/23	950,000	1,083,694
5% 1/1/24	2,500,000	2,890,650
Series 2015 A, 5% 1/1/32	1,550,000	1,738,108
Series 2015 B, 5% 1/1/31	7,115,000	8,063,856
Series 2016 A:
5% 1/1/31	730,000	837,690
5% 1/1/32	3,000,000	3,428,910
5% 1/1/39	1,000,000	1,126,430
Series 2017 A:
5% 1/1/39	6,300,000	7,227,864
5% 1/1/43	6,500,000	7,433,595
Northside Independent School District Bonds 2%, tender 6/1/21 (b)	1,915,000	1,916,819
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	600,000	611,796
San Antonio Elec. & Gas Sys. Rev.:
Series 2012, 5.25% 2/1/25	1,600,000	1,917,168
Series 2017:
5% 2/1/32	1,250,000	1,481,375
5% 2/1/34	1,500,000	1,763,955
San Antonio Independent School District Series 2016, 5% 8/15/31	2,010,000	2,360,323
San Antonio Wtr. Sys. Rev. Series 2012:
5% 5/15/25	3,540,000	3,970,924
5% 5/15/26	7,000,000	7,852,110
Southwest Higher Ed. Auth. Rev.:
(Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/40	3,525,000	4,030,309
5% 10/1/45	4,000,000	4,566,880
(Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/32	750,000	878,430
5% 10/1/41	900,000	1,033,713
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
Series 2015, 5% 9/1/30	5,000,000	5,567,850
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	785,000	811,266
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	1,015,000	1,049,378
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
5% 2/15/25	395,000	463,355
5% 2/15/41	8,335,000	9,421,217
Texas Gen. Oblig.:
Series 2012 C, 5% 8/1/31	1,270,000	1,398,067
Series 2014 A, 5% 10/1/44	3,000,000	3,422,070
Series 2016, 5% 4/1/41	3,120,000	3,593,148
Series 2017 A, 5% 10/1/33	6,300,000	7,489,629
Series 2017 B:
5% 10/1/34	9,545,000	11,311,780
5% 10/1/36	1,000,000	1,177,690
Series A, 5% 10/1/23	1,500,000	1,740,675
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	130,000	130,776
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC IH-635 Managed Lanes Proj.) Series 2010, 7% 6/30/40	2,100,000	2,331,714
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/28	3,045,000	3,637,587
5% 3/15/29	2,455,000	2,917,399
5% 3/15/31	2,000,000	2,350,140
Texas Wtr. Dev. Board Rev. Series 2017 A, 5% 10/15/31	12,585,000	14,946,198
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/27	6,000,000	7,052,460
5% 2/15/30	3,455,000	4,006,625
5% 2/15/33	3,500,000	4,015,375
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	940,000	1,111,042

TOTAL TEXAS		404,955,563

Utah - 0.3%
Salt Lake City Arpt. Rev. Series 2017 B:
5% 7/1/34	1,640,000	1,902,859
5% 7/1/35	1,500,000	1,736,415
5% 7/1/36	1,500,000	1,732,440
5% 7/1/37	1,000,000	1,152,310
Utah Associated Muni. Pwr. Sys. Rev. Series 2012 A, 5% 9/1/25 (Pre-Refunded to 9/1/22 @ 100)	1,680,000	1,913,738
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38 (Pre-Refunded to 6/15/18 @ 100)	1,785,000	1,810,740

TOTAL UTAH		10,248,502

Vermont - 0.1%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	2,400,000	2,604,168
5% 10/15/46	2,300,000	2,481,539

TOTAL VERMONT		5,085,707

Virginia - 1.2%
Fredericksburg Econ. Dev. Auth. Rev. 5% 6/15/26	1,960,000	2,219,661
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 2.15%, tender 9/1/20 (b)	6,000,000	6,030,000
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	370,000	360,569
Series 2016:
4% 6/15/37	345,000	346,694
5% 6/15/28	1,000,000	1,137,510
5% 6/15/33	225,000	250,328
5% 6/15/36	1,000,000	1,104,920
Univ. of Virginia Gen. Rev. Series 2017 B, 5% 4/1/44	10,195,000	11,906,639
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(Virginia Gen. Oblig.) Series 2017 E, 5% 2/1/30	5,155,000	6,192,753
Series 2015 A, 5% 1/1/40	1,400,000	1,584,828
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/31	6,405,000	7,621,758
5% 5/15/32	475,000	563,445
5% 5/15/33	2,000,000	2,363,000
Winchester Econ. Dev. Auth. Series 2015, 5% 1/1/44	2,500,000	2,753,925

TOTAL VIRGINIA		44,436,030

Washington - 3.2%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	867,108
King County Swr. Rev. Series 2009, 5.25% 1/1/42 (Pre-Refunded to 1/1/19 @ 100)	785,000	812,122
Port of Seattle Rev. Series 2016:
5% 2/1/25	1,250,000	1,462,588
5% 2/1/28	2,000,000	2,339,860
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B, 5% 12/1/26	3,880,000	4,381,839
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/37	1,000,000	1,151,170
5% 1/1/38	1,000,000	1,148,640
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	3,500,000	3,941,140
Washington Gen. Oblig.:
Series 1999 S2, 0% 1/1/19 (FSA Insured)	10,000,000	9,859,000
Series 2015 C:
5% 2/1/33	1,500,000	1,719,660
5% 2/1/34	2,400,000	2,744,880
Series 2017 D:
5% 2/1/33	2,100,000	2,454,291
5% 2/1/36	6,505,000	7,546,451
Series 2017 R-A, 5% 8/1/23	3,115,000	3,606,236
Series 2018 D, 5% 8/1/33	8,090,000	9,520,959
Series C, 0% 6/1/21 (AMBAC Insured)	5,000,000	4,691,700
Series R-2015 B, 5% 7/1/24	1,000,000	1,173,150
Series R-2017 A:
5% 8/1/27	945,000	1,126,440
5% 8/1/28	945,000	1,118,502
5% 8/1/30	945,000	1,107,483
Washington Health Care Facilities Auth. Rev.:
( Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/29	2,250,000	2,570,625
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	7,000,000	7,170,590
(MultiCare Health Sys. Proj.):
Series 2008 B, 6% 8/15/39 (Pre-Refunded to 8/15/19 @ 100)	1,500,000	1,600,695
Series 2010 A, 5.25% 8/15/20	2,325,000	2,451,410
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	3,800,000	4,146,636
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/29	405,000	469,112
5% 7/1/31	860,000	987,443
5% 7/1/34	2,645,000	3,003,345
5% 7/1/35	2,350,000	2,659,895
5% 7/1/36	2,250,000	2,540,655
5% 7/1/42	3,500,000	3,920,910
(Providence Health Systems Proj.):
Series 2006 D, 5.25% 10/1/33 (b)	1,500,000	1,538,385
Series 2012 A, 5% 10/1/24	6,700,000	7,622,188
(Seattle Children's Hosp. Proj.) Series 2009, 5.625% 10/1/38 (Pre-Refunded to 10/1/19 @ 100)	2,200,000	2,345,530
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/30	1,000,000	1,137,230
Series 2015, 5% 1/1/26	2,000,000	2,317,920
Series 2018 B:
5% 10/1/30	1,200,000	1,412,616
5% 10/1/31	1,500,000	1,758,300
5% 10/1/32	1,035,000	1,210,153
5% 10/1/33	2,500,000	2,910,750
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/34	1,600,000	1,777,952
5% 10/1/35	1,000,000	1,109,650
5% 10/1/40	1,625,000	1,789,141

TOTAL WASHINGTON		121,224,350

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds 1.9%, tender 4/1/19 (b)	4,555,000	4,540,378
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
(West Virginia United Health Sys. Proj.) Series 2008 E, 5.625% 6/1/35 (Pre-Refunded to 12/1/18 @ 100)	1,300,000	1,344,512
(West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (Pre-Refunded to 12/1/18 @ 100)	1,000,000	1,033,210
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	2,900,000	3,255,308

TOTAL WEST VIRGINIA		10,173,408

Wisconsin - 1.2%
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/25 (d)	705,000	783,467
5% 5/15/28 (d)	580,000	639,369
5.25% 5/15/37 (d)	190,000	206,834
5.25% 5/15/42 (d)	235,000	254,890
5.25% 5/15/47 (d)	235,000	254,115
5.25% 5/15/52 (d)	435,000	468,752
Series 2017 B-1 3.95% 11/15/24 (d)	195,000	198,056
Series 2017 B-2, 3.5% 11/15/23 (d)	250,000	252,093
Series 2017 B-3, 3% 11/15/22 (d)	345,000	345,845
Wisconsin Health & Edl. Facilities:
Series 2010:
5.75% 7/1/30	630,000	678,926
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	370,000	405,472
Series 2014:
4% 5/1/33	1,475,000	1,445,205
5% 5/1/23	1,410,000	1,565,424
5% 5/1/25	775,000	860,335
Series 2015, 5% 12/15/44	10,000,000	10,821,000
Series 2016 A, 5% 11/15/39	12,570,000	14,214,659
Series 2016, 5% 2/15/29	1,290,000	1,461,402
Series 2017 A:
5% 9/1/30	1,270,000	1,417,320
5% 9/1/32	1,100,000	1,219,119
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	1,000,000	1,089,980
Series 2013 B:
5% 7/1/26	750,000	839,573
5% 7/1/36	1,900,000	2,069,138
Series 2012:
5% 10/1/24	1,400,000	1,579,438
5% 6/1/27	1,000,000	1,085,270
5% 6/1/39	1,190,000	1,263,780

TOTAL WISCONSIN		45,419,462

Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	2,600,000	2,737,318
TOTAL MUNICIPAL BONDS
(Cost $3,578,450,311)		3,650,483,854
	Shares	Value

Money Market Funds - 2.3%
Fidelity Tax-Free Cash Central Fund, 1.10% (f)(g)
(Cost $84,963,000)	84,954,505	84,963,000
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $3,663,413,311)		3,735,446,854
NET OTHER ASSETS (LIABILITIES) - 1.1%		42,252,677
NET ASSETS - 100%		$3,777,699,531

Legend

 (a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,063,352 or 0.6% of net assets.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$283,148
Total	$283,148

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$3,650,483,854	$--	$3,650,483,854	$--
Money Market Funds	84,963,000	84,963,000	--	--
Total Investments in Securities:	$3,735,446,854	$84,963,000	$3,650,483,854	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	30.8%
Health Care	19.1%
Transportation	14.9%
Electric Utilities	8.7%
Water & Sewer	5.8%
Escrowed/Pre-Refunded	5.7%
Special Tax	5.4%
Others* (Individually Less Than 5%)	9.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,578,450,311)	$3,650,483,854
Fidelity Central Funds (cost $84,963,000)	84,963,000
Total Investment in Securities (cost $3,663,413,311)		$3,735,446,854
Cash		50,671,084
Receivable for investments sold		478,977
Receivable for fund shares sold		5,801,223
Interest receivable		39,908,010
Distributions receivable from Fidelity Central Funds		47,422
Prepaid expenses		4,549
Receivable from investment adviser for expense reductions		650,490
Other receivables		4,728
Total assets		3,833,013,337
Liabilities
Payable for investments purchased
Regular delivery	$14,115,650
Delayed delivery	28,102,235
Payable for fund shares redeemed	6,816,603
Distributions payable	4,751,820
Accrued management fee	1,108,901
Other affiliated payables	290,494
Other payables and accrued expenses	128,103
Total liabilities		55,313,806
Net Assets		$3,777,699,531
Net Assets consist of:
Paid in capital		$3,698,374,518
Undistributed net investment income		45,711
Accumulated undistributed net realized gain (loss) on investments		7,245,759
Net unrealized appreciation (depreciation) on investments		72,033,543
Net Assets, for 331,776,711 shares outstanding		$3,777,699,531
Net Asset Value, offering price and redemption price per share ($3,777,699,531 ÷ 331,776,711 shares)		$11.39

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Interest		$111,905,108
Income from Fidelity Central Funds		283,148
Total income		112,188,256
Expenses
Management fee	$12,103,628
Transfer agent fees	2,685,322
Accounting fees and expenses	575,723
Custodian fees and expenses	25,584
Independent trustees' fees and expenses	12,563
Registration fees	213,456
Audit	54,312
Legal	9,745
Miscellaneous	26,802
Total expenses before reductions	15,707,135
Expense reductions	(7,272,226)	8,434,909
Net investment income (loss)		103,753,347
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,797,621
Fidelity Central Funds	3,120
Total net realized gain (loss)		14,800,741
Change in net unrealized appreciation (depreciation) on investment securities		16,885,586
Net gain (loss)		31,686,327
Net increase (decrease) in net assets resulting from operations		$135,439,674

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$103,753,347	$107,703,450
Net realized gain (loss)	14,800,741	28,073,637
Change in net unrealized appreciation (depreciation)	16,885,586	(157,671,217)
Net increase (decrease) in net assets resulting from operations	135,439,674	(21,894,130)
Distributions to shareholders from net investment income	(103,677,226)	(107,626,120)
Distributions to shareholders from net realized gain	(14,330,519)	(18,184,260)
Total distributions	(118,007,745)	(125,810,380)
Share transactions
Proceeds from sales of shares	1,185,580,313	1,382,015,795
Reinvestment of distributions	60,877,913	63,857,949
Cost of shares redeemed	(607,578,370)	(1,245,839,196)
Net increase (decrease) in net assets resulting from share transactions	638,879,856	200,034,548
Redemption fees	–	27,442
Total increase (decrease) in net assets	656,311,785	52,357,480
Net Assets
Beginning of period	3,121,387,746	3,069,030,266
End of period	$3,777,699,531	$3,121,387,746
Other Information
Undistributed net investment income end of period	$45,711	$57,223
Shares
Sold	103,174,916	118,596,012
Issued in reinvestment of distributions	5,314,256	5,478,826
Redeemed	(53,049,241)	(108,596,268)
Net increase (decrease)	55,439,931	15,478,570

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Tax-Free Bond Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.30	$11.77	$11.91	$11.18	$11.73
Income from Investment Operations
Net investment income (loss)A	.352	.377	.401	.414	.425
Net realized and unrealized gain (loss)	.139	(.408)	(.124)	.734	(.551)
Total from investment operations	.491	(.031)	.277	1.148	(.126)
Distributions from net investment income	(.352)	(.377)	(.401)	(.417)	(.424)
Distributions from net realized gain	(.049)	(.062)	(.016)	(.001)	–
Total distributions	(.401)	(.439)	(.417)	(.418)	(.424)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$11.39	$11.30	$11.77	$11.91	$11.18
Total ReturnC	4.38%	(.31)%	2.43%	10.45%	(1.03)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.46%	.46%	.46%	.47%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	3.06%	3.21%	3.46%	3.59%	3.77%
Supplemental Data
Net assets, end of period (000 omitted)	$3,777,700	$3,121,388	$3,069,030	$2,922,473	$2,259,927
Portfolio turnover rateF	17%	23%	9%	5%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$100,097,913
Gross unrealized depreciation	(27,796,928)
Net unrealized appreciation (depreciation)	$72,300,985
Tax Cost	$3,663,145,869

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$7,245,760
Net unrealized appreciation (depreciation) on securities and other investments	$72,300,985

The tax character of distributions paid was as follows:

	January 31, 2018	January 31, 2017
Tax-exempt Income	$103,677,226	$107,626,120
Long-term Capital Gains	14,330,519	18,184,260
Total	$118,007,745	$ 125,810,380

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,227,887,868 and $569,873,908 respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,194 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through March 31, 2019. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $7,226,273.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $25,584.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $20,369.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Tax-Free Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 238 funds. Mr. Chiel oversees 145 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Actual	.25%	$1,000.00	$1,003.80	$1.26
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Tax-Free Bond Fund voted to pay on March 12, 2018, to shareholders of record at the opening of business on March 9, 2018, a distribution of $0.023 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2018, $14,802,521, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2018, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2016.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.25% through March 31, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series 1000 Value Index Fund Annual Report January 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Life of fundA
Fidelity® Series 1000 Value Index Fund	17.16%	11.24%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series 1000 Value Index Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$15,703	Fidelity® Series 1000 Value Index Fund
$15,985	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  The fund performed roughly in line with the 17.22% increase in the benchmark Russell 1000® Value Index. In a strong market environment, financials stocks fared especially well, as higher interest rates boosted profitability for banks and many other financial institutions. Several of the fund's top contributors in absolute terms came from this sector, including banks JPMorgan Chase, Bank of America, Citigroup and Wells Fargo. Another big mover in financials was Berkshire Hathaway, an insurance-focused conglomerate run by billionaire investor Warren Buffett. In the strongest-performing sector this period, information technology, notable contributors included networking equipment maker Cisco Systems and semiconductor company Intel. Other notable contributors were medical products and pharmaceutical company Johnson & Johnson and retail giant Walmart. Given the strong market environment, we saw many more contributors than detractors this period. The most glaring laggard was industrial conglomerate General Electric. The company faced a variety of business challenges and, late in the period, cut its dividend. Other material detractors included Ireland-based drugmaker Allergan and telecom services provider AT&T.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Berkshire Hathaway, Inc. Class B	3.2
JPMorgan Chase & Co.	3.1
Exxon Mobil Corp.	2.8
Johnson & Johnson	2.4
Bank of America Corp.	2.4
Wells Fargo & Co.	2.2
Chevron Corp.	1.8
AT&T, Inc.	1.8
Intel Corp.	1.7
Pfizer, Inc.	1.7
23.1

Top Market Sectors as of January 31, 2018

% of fund's net assets
Financials	27.2
Health Care	13.7
Energy	11.0
Information Technology	8.7
Consumer Staples	8.3
Industrials	8.3
Consumer Discretionary	6.9
Utilities	5.5
Real Estate	4.4
Materials	3.0

Asset Allocation (% of fund's net assets)

As of January 31, 2018*
Stocks and Equity Futures	100.0%

 * Foreign investments - 5.8%

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 6.9%
Auto Components - 0.2%
Adient PLC (a)	28,849	$1,869,416
BorgWarner, Inc.	58,185	3,273,488
Gentex Corp.	31,257	740,166
Lear Corp.	3,689	712,493
The Goodyear Tire & Rubber Co.	75,595	2,632,218
		9,227,781
Automobiles - 0.8%
Ford Motor Co.	1,198,933	13,152,295
General Motors Co.	397,071	16,839,781
Harley-Davidson, Inc. (a)	13,854	671,365
		30,663,441
Distributors - 0.1%
Genuine Parts Co.	27,338	2,845,066
LKQ Corp. (b)	80,526	3,384,508
		6,229,574
Diversified Consumer Services - 0.1%
Graham Holdings Co.	1,306	776,352
H&R Block, Inc.	54,173	1,437,751
		2,214,103
Hotels, Restaurants & Leisure - 0.8%
ARAMARK Holdings Corp.	43,329	1,984,901
Carnival Corp.	125,115	8,959,485
Extended Stay America, Inc. unit	25,480	515,460
Hilton Worldwide Holdings, Inc.	8,057	690,082
Hyatt Hotels Corp. Class A (b)	14,289	1,161,696
International Game Technology PLC	33,651	978,235
MGM Mirage, Inc.	143,097	5,215,886
Norwegian Cruise Line Holdings Ltd. (b)	56,722	3,445,294
Royal Caribbean Cruises Ltd.	52,709	7,039,287
U.S. Foods Holding Corp. (b)	62,650	2,012,945
Yum China Holdings, Inc.	15,649	725,957
		32,729,228
Household Durables - 0.7%
CalAtlantic Group, Inc.	24,454	1,372,603
D.R. Horton, Inc.	47,537	2,331,690
Garmin Ltd. (a)	37,085	2,334,130
Leggett & Platt, Inc.	8,064	375,057
Lennar Corp.:
Class A	60,690	3,802,835
Class B	5,349	270,873
Mohawk Industries, Inc. (b)	17,789	4,999,776
Newell Brands, Inc.	150,015	3,966,397
PulteGroup, Inc.	60,233	1,917,216
Tempur Sealy International, Inc. (a)(b)	8,884	529,842
Toll Brothers, Inc.	23,468	1,093,139
Whirlpool Corp.	19,949	3,619,148
		26,612,706
Internet & Direct Marketing Retail - 0.1%
Liberty Expedia Holdings, Inc. (b)	13,716	643,143
Liberty Interactive Corp. QVC Group:
(Venture Group) Series A (b)	24,492	1,443,314
Series A (b)	52,684	1,479,894
TripAdvisor, Inc. (a)(b)	17,479	605,997
		4,172,348
Leisure Products - 0.1%
Brunswick Corp.	5,158	323,819
Hasbro, Inc.	8,603	813,586
Mattel, Inc. (a)	86,026	1,362,652
		2,500,057
Media - 2.3%
Charter Communications, Inc. Class A (b)	18,511	6,983,275
Cinemark Holdings, Inc. (a)	32,433	1,193,534
Comcast Corp. Class A	107,826	4,585,840
Discovery Communications, Inc.:
Class A (a)(b)	43,981	1,102,604
Class C (non-vtg.) (a)(b)	65,339	1,558,989
DISH Network Corp. Class A (b)	15,765	739,379
Interpublic Group of Companies, Inc.	18,911	413,962
John Wiley & Sons, Inc. Class A	13,795	874,603
Liberty Broadband Corp.:
Class A (b)	7,848	742,735
Class C (b)	31,762	3,034,859
Liberty Media Corp.:
Liberty Formula One Group Series C (a)(b)	53,956	2,033,602
Liberty Media Class A (b)	11,207	399,866
Liberty SiriusXM Series A (b)	26,591	1,196,861
Liberty SiriusXM Series C (b)	55,422	2,483,460
Lions Gate Entertainment Corp.:
Class A (a)(b)	5,783	195,697
Class B (b)	10,986	351,552
News Corp.:
Class A	115,480	1,975,863
Class B	38,642	674,303
Regal Entertainment Group Class A	25,855	591,562
Scripps Networks Interactive, Inc. Class A	12,111	1,065,647
Sirius XM Holdings, Inc. (a)	23,910	146,090
Tegna, Inc.	66,904	968,101
The Madison Square Garden Co. (b)	5,155	1,112,655
The Walt Disney Co.	150,820	16,389,609
Time Warner, Inc.	239,049	22,793,322
Tribune Media Co. Class A	24,342	1,036,726
Twenty-First Century Fox, Inc.:
Class A	305,438	11,270,662
Class B	127,177	4,640,689
Viacom, Inc.:
Class A (a)	4,574	178,157
Class B (non-vtg.)	105,874	3,538,309
		94,272,513
Multiline Retail - 0.6%
Dollar General Corp.	52,457	5,409,366
Dollar Tree, Inc. (b)	3,808	437,920
Kohl's Corp.	51,625	3,343,751
Macy's, Inc.	94,635	2,455,778
Target Corp.	169,939	12,782,812
		24,429,627
Specialty Retail - 0.7%
Advance Auto Parts, Inc.	16,101	1,883,656
AutoNation, Inc. (a)(b)	18,007	1,084,382
AutoZone, Inc. (b)	1,212	927,713
Bed Bath & Beyond, Inc.	41,931	967,767
Best Buy Co., Inc.	78,974	5,769,840
Burlington Stores, Inc. (b)	8,902	1,083,462
Dick's Sporting Goods, Inc.	5,900	185,614
Foot Locker, Inc.	35,240	1,732,046
GameStop Corp. Class A (a)	30,989	520,925
Gap, Inc.	69,381	2,306,224
L Brands, Inc. (a)	61,881	3,099,619
Michaels Companies, Inc. (a)(b)	8,323	223,639
Murphy U.S.A., Inc. (a)(b)	10,016	854,465
Penske Automotive Group, Inc.	11,090	578,787
Sally Beauty Holdings, Inc. (a)(b)	25,580	424,884
Signet Jewelers Ltd.	18,529	980,184
Tiffany & Co., Inc.	33,175	3,538,114
Urban Outfitters, Inc. (a)(b)	24,916	849,885
Williams-Sonoma, Inc. (a)	20,956	1,073,576
		28,084,782
Textiles, Apparel & Luxury Goods - 0.4%
Michael Kors Holdings Ltd. (b)	40,918	2,700,588
PVH Corp.	23,899	3,706,257
Ralph Lauren Corp.	16,996	1,942,813
Skechers U.S.A., Inc. Class A (sub. vtg.) (b)	23,228	956,761
Switch, Inc. Class A	3,173	51,466
Tapestry, Inc.	72,770	3,423,101
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	15,523	215,149
Class C (non-vtg.) (a)(b)	15,754	202,439
VF Corp.	26,024	2,111,587
		15,310,161

TOTAL CONSUMER DISCRETIONARY		276,446,321

CONSUMER STAPLES - 8.3%
Beverages - 0.6%
Brown-Forman Corp.:
Class A	962	66,378
Class B (non-vtg.)	3,136	217,325
Molson Coors Brewing Co. Class B	53,473	4,492,801
PepsiCo, Inc.	57,326	6,896,318
The Coca-Cola Co.	298,654	14,212,944
		25,885,766
Food & Staples Retailing - 2.3%
Casey's General Stores, Inc.	11,643	1,410,084
CVS Health Corp.	313,701	24,685,132
Kroger Co.	127,091	3,858,483
Rite Aid Corp. (a)(b)	175,128	381,779
Walgreens Boots Alliance, Inc.	219,088	16,488,563
Walmart, Inc.	442,822	47,204,825
		94,028,866
Food Products - 2.0%
Archer Daniels Midland Co.	169,369	7,274,399
Bunge Ltd.	43,271	3,437,016
Campbell Soup Co. (a)	18,452	858,941
ConAgra Foods, Inc.	120,111	4,564,218
Flowers Foods, Inc.	55,074	1,080,001
General Mills, Inc.	50,067	2,928,419
Hormel Foods Corp. (a)	82,356	2,827,281
Ingredion, Inc.	21,834	3,136,236
Kellogg Co.	5,952	405,391
Lamb Weston Holdings, Inc.	34,404	2,016,074
Mondelez International, Inc.	451,854	20,062,318
Pilgrim's Pride Corp. (a)(b)	1,797	49,903
Pinnacle Foods, Inc.	36,213	2,243,033
Post Holdings, Inc. (b)	20,201	1,528,610
Seaboard Corp.	81	351,216
The Hain Celestial Group, Inc. (a)(b)	31,130	1,187,298
The Hershey Co.	4,522	498,912
The J.M. Smucker Co.	33,915	4,303,474
The Kraft Heinz Co.	185,101	14,510,067
TreeHouse Foods, Inc. (a)(b)	12,057	568,608
Tyson Foods, Inc. Class A	86,080	6,551,549
		80,382,964
Household Products - 2.1%
Clorox Co.	5,959	844,331
Colgate-Palmolive Co.	223,263	16,575,045
Kimberly-Clark Corp.	15,990	1,870,830
Procter & Gamble Co.	749,496	64,711,485
		84,001,691
Personal Products - 0.1%
Coty, Inc. Class A	145,039	2,844,215
Edgewell Personal Care Co. (a)(b)	17,413	983,138
Nu Skin Enterprises, Inc. Class A	11,718	841,821
		4,669,174
Tobacco - 1.2%
Philip Morris International, Inc.	435,511	46,699,845

TOTAL CONSUMER STAPLES		335,668,306

ENERGY - 11.0%
Energy Equipment & Services - 1.3%
Baker Hughes, a GE Co. Class A	131,531	4,228,722
Halliburton Co.	86,752	4,658,582
Helmerich & Payne, Inc.	32,460	2,338,094
Nabors Industries Ltd.	93,764	735,110
National Oilwell Varco, Inc.	116,659	4,279,052
Oceaneering International, Inc.	30,587	632,539
Patterson-UTI Energy, Inc.	63,420	1,497,980
RPC, Inc. (a)	1,446	29,209
Schlumberger Ltd.	428,635	31,538,963
Transocean Ltd. (United States) (a)(b)	119,993	1,294,724
Weatherford International PLC (a)(b)	269,993	1,063,772
		52,296,747
Oil, Gas & Consumable Fuels - 9.7%
Anadarko Petroleum Corp.	169,000	10,148,450
Andeavor	48,192	5,212,447
Antero Resources Corp. (b)	36,448	708,185
Apache Corp.	110,599	4,962,577
Cabot Oil & Gas Corp.	42,345	1,115,791
Centennial Resource Development, Inc. Class A (a)(b)	40,115	818,747
Cheniere Energy, Inc. (b)	21,585	1,220,848
Chesapeake Energy Corp. (a)(b)	262,776	919,716
Chevron Corp.	582,880	73,064,008
Cimarex Energy Co.	1,989	223,166
CNX Resources Corp. (b)	70,919	993,575
Concho Resources, Inc. (b)	45,506	7,164,465
ConocoPhillips Co.	368,421	21,666,839
CONSOL Energy, Inc. (b)	8,864	287,460
Continental Resources, Inc. (b)	15,208	844,500
Devon Energy Corp.	150,567	6,228,957
Diamondback Energy, Inc. (b)	23,125	2,902,188
Energen Corp. (b)	29,528	1,542,247
EOG Resources, Inc.	160,666	18,476,590
EQT Corp.	62,218	3,377,815
Extraction Oil & Gas, Inc. (a)(b)	37,481	528,482
Exxon Mobil Corp.	1,307,573	114,151,123
Gulfport Energy Corp. (b)	44,704	454,640
Hess Corp.	86,601	4,374,217
HollyFrontier Corp.	55,043	2,639,862
Kinder Morgan, Inc.	591,606	10,637,076
Kosmos Energy Ltd. (a)(b)	71,220	492,130
Marathon Oil Corp.	260,013	4,729,636
Marathon Petroleum Corp.	149,047	10,324,486
Murphy Oil Corp. (a)	50,336	1,615,786
Noble Energy, Inc.	147,076	4,488,760
Occidental Petroleum Corp.	235,145	17,628,821
Parsley Energy, Inc. Class A (b)	24,543	579,215
PBF Energy, Inc. Class A	33,444	1,081,245
Phillips 66 Co.	134,291	13,751,398
Pioneer Natural Resources Co.	52,247	9,556,499
QEP Resources, Inc. (b)	74,640	698,630
Range Resources Corp. (a)	71,116	1,013,403
RSP Permian, Inc. (b)	20,339	807,052
SM Energy Co.	34,502	805,622
Southwestern Energy Co. (b)	157,372	667,257
Targa Resources Corp.	65,842	3,160,416
The Williams Companies, Inc.	218,124	6,846,912
Valero Energy Corp.	134,629	12,920,345
Whiting Petroleum Corp. (a)(b)	28,035	782,737
World Fuel Services Corp.	20,150	561,984
WPX Energy, Inc. (b)	120,794	1,779,296
		388,955,601

TOTAL ENERGY		441,252,348

FINANCIALS - 27.2%
Banks - 13.2%
Associated Banc-Corp.	47,176	1,167,606
Bank of America Corp.	2,989,217	95,654,944
Bank of Hawaii Corp.	13,127	1,098,336
Bank of the Ozarks, Inc. (a)	18,582	928,171
BankUnited, Inc.	32,449	1,331,707
BB&T Corp.	241,764	13,342,955
BOK Financial Corp.	7,777	751,958
CIT Group, Inc.	40,193	2,037,383
Citigroup, Inc.	815,542	64,003,736
Citizens Financial Group, Inc.	151,418	6,950,086
Comerica, Inc.	53,271	5,072,465
Commerce Bancshares, Inc.	29,218	1,709,545
Cullen/Frost Bankers, Inc.	17,142	1,824,080
East West Bancorp, Inc.	41,357	2,725,840
Fifth Third Bancorp	218,826	7,243,141
First Hawaiian, Inc.	16,553	478,382
First Horizon National Corp.	89,985	1,787,102
First Republic Bank	9,611	860,665
FNB Corp., Pennsylvania	97,641	1,401,148
Huntington Bancshares, Inc.	331,741	5,367,569
JPMorgan Chase & Co.	1,064,937	123,181,263
KeyCorp	331,594	7,096,112
M&T Bank Corp.	43,818	8,359,598
PacWest Bancorp	38,855	2,037,168
Peoples United Financial, Inc.	106,710	2,098,986
Pinnacle Financial Partners, Inc.	14,845	939,689
PNC Financial Services Group, Inc.	148,784	23,510,848
Popular, Inc.	30,787	1,251,184
Prosperity Bancshares, Inc.	20,671	1,566,862
Regions Financial Corp.	359,326	6,909,839
Signature Bank (b)	6,904	1,063,216
SunTrust Banks, Inc.	145,429	10,281,830
SVB Financial Group (b)	4,251	1,048,084
Synovus Financial Corp.	36,883	1,858,534
TCF Financial Corp.	49,471	1,061,153
U.S. Bancorp	479,633	27,406,230
Webster Financial Corp.	27,989	1,584,737
Wells Fargo & Co.	1,364,526	89,758,520
Western Alliance Bancorp. (b)	13,208	774,781
Zions Bancorporation	61,310	3,312,579
		530,838,032
Capital Markets - 4.2%
Affiliated Managers Group, Inc.	17,166	3,426,849
Ameriprise Financial, Inc.	4,515	761,681
Bank of New York Mellon Corp.	305,089	17,298,546
BGC Partners, Inc. Class A	53,094	759,775
BlackRock, Inc. Class A	38,255	21,491,659
Brighthouse Financial, Inc.	25,760	1,655,338
Charles Schwab Corp.	74,691	3,984,018
CME Group, Inc.	104,824	16,088,388
E*TRADE Financial Corp. (b)	82,977	4,372,888
Federated Investors, Inc. Class B (non-vtg.)	21,507	745,863
Franklin Resources, Inc.	103,686	4,397,323
Goldman Sachs Group, Inc.	108,286	29,008,737
Interactive Brokers Group, Inc.	21,526	1,377,449
IntercontinentalExchange, Inc.	94,608	6,985,855
Invesco Ltd.	105,013	3,794,120
Lazard Ltd. Class A	3,738	218,935
Legg Mason, Inc.	19,094	813,786
Morgan Stanley	396,877	22,443,394
Morningstar, Inc.	360	34,603
Northern Trust Corp.	64,651	6,813,569
Raymond James Financial, Inc.	29,170	2,811,696
State Street Corp.	109,968	12,115,175
T. Rowe Price Group, Inc.	61,525	6,868,036
TD Ameritrade Holding Corp.	8,625	481,189
The NASDAQ OMX Group, Inc.	34,995	2,831,445
		171,580,317
Consumer Finance - 1.6%
Ally Financial, Inc.	136,296	4,057,532
American Express Co.	221,183	21,985,590
Capital One Financial Corp.	139,120	14,462,915
Credit Acceptance Corp. (a)(b)	334	110,123
Discover Financial Services	112,221	8,955,236
Navient Corp.	79,560	1,133,730
OneMain Holdings, Inc. (b)	19,405	634,738
Santander Consumer U.S.A. Holdings, Inc.	46,037	794,138
SLM Corp. (b)	131,650	1,506,076
Synchrony Financial	242,783	9,633,629
		63,273,707
Diversified Financial Services - 3.3%
Berkshire Hathaway, Inc. Class B (b)	593,271	127,185,421
Leucadia National Corp.	75,474	2,043,081
Voya Financial, Inc.	51,961	2,697,296
		131,925,798
Insurance - 4.6%
AFLAC, Inc.	118,891	10,486,186
Alleghany Corp. (b)	4,599	2,886,792
Allstate Corp.	81,642	8,063,780
American Financial Group, Inc.	20,824	2,360,192
American International Group, Inc.	244,841	15,650,237
American National Insurance Co.	2,305	291,329
Arch Capital Group Ltd. (b)	32,511	2,956,550
Arthur J. Gallagher & Co.	17,412	1,189,588
Aspen Insurance Holdings Ltd.	12,722	475,167
Assurant, Inc.	13,136	1,201,681
Assured Guaranty Ltd.	35,424	1,260,740
Athene Holding Ltd. (b)	33,317	1,671,181
Axis Capital Holdings Ltd.	24,932	1,259,814
Brown & Brown, Inc.	35,836	1,880,673
Chubb Ltd.	142,797	22,297,752
Cincinnati Financial Corp.	47,623	3,662,209
CNA Financial Corp.	8,422	456,136
Erie Indemnity Co. Class A	2,045	242,864
Everest Re Group Ltd.	12,506	2,873,879
First American Financial Corp.	32,970	1,947,538
FNF Group	81,417	3,173,635
Hanover Insurance Group, Inc.	12,952	1,465,519
Hartford Financial Services Group, Inc.	109,043	6,407,367
Lincoln National Corp.	67,647	5,601,172
Loews Corp.	86,245	4,454,554
Markel Corp. (b)	4,219	4,842,104
Mercury General Corp.	8,500	416,075
MetLife, Inc.	279,839	13,451,861
Old Republic International Corp. (a)	74,432	1,599,544
Principal Financial Group, Inc.	82,804	5,597,550
ProAssurance Corp.	16,340	893,798
Prudential Financial, Inc.	132,727	15,770,622
Reinsurance Group of America, Inc.	19,881	3,114,359
RenaissanceRe Holdings Ltd.	11,579	1,472,154
The Travelers Companies, Inc.	85,182	12,770,485
Torchmark Corp.	34,091	3,097,167
Unum Group	69,904	3,718,194
Validus Holdings Ltd.	24,040	1,627,508
W.R. Berkley Corp.	29,015	2,117,515
White Mountains Insurance Group Ltd.	1,079	906,252
Willis Group Holdings PLC	38,935	6,247,899
XL Group Ltd.	53,306	1,963,793
		183,823,415
Mortgage Real Estate Investment Trusts - 0.3%
AGNC Investment Corp.	119,329	2,242,192
Annaly Capital Management, Inc.	353,596	3,726,902
Chimera Investment Corp.	58,369	991,689
MFA Financial, Inc.	122,924	880,136
New Residential Investment Corp.	95,652	1,653,823
Starwood Property Trust, Inc.	79,457	1,620,128
Two Harbors Investment Corp.	53,952	795,792
		11,910,662
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc.	147,574	2,089,648
TFS Financial Corp.	16,372	239,359
		2,329,007

TOTAL FINANCIALS		1,095,680,938

HEALTH CARE - 13.7%
Biotechnology - 1.2%
Agios Pharmaceuticals, Inc. (a)(b)	970	76,397
Alexion Pharmaceuticals, Inc. (b)	13,087	1,561,541
Alnylam Pharmaceuticals, Inc. (b)	3,468	450,771
Amgen, Inc.	161,321	30,013,772
Biogen, Inc. (b)	3,973	1,381,849
Gilead Sciences, Inc.	114,737	9,614,961
Intrexon Corp. (a)(b)	4,491	58,383
Juno Therapeutics, Inc. (b)	21,031	1,804,670
Opko Health, Inc. (a)(b)	91,846	409,633
United Therapeutics Corp. (b)	13,169	1,698,801
		47,070,778
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	521,056	32,388,841
Baxter International, Inc.	139,003	10,012,386
Danaher Corp.	188,660	19,107,485
Dentsply Sirona, Inc.	69,727	4,240,099
Hill-Rom Holdings, Inc.	1,311	111,868
Hologic, Inc. (b)	37,549	1,603,342
Medtronic PLC	387,345	33,269,062
Steris PLC	25,659	2,332,916
Teleflex, Inc.	11,577	3,215,512
The Cooper Companies, Inc.	3,361	822,336
Zimmer Biomet Holdings, Inc.	62,426	7,935,593
		115,039,440
Health Care Providers & Services - 2.5%
Acadia Healthcare Co., Inc. (a)(b)	24,473	834,040
Aetna, Inc.	66,407	12,406,156
Anthem, Inc.	79,121	19,610,140
Brookdale Senior Living, Inc. (b)	57,364	544,958
Cardinal Health, Inc.	97,780	7,019,626
Centene Corp. (b)	45,953	4,928,000
Cigna Corp.	9,176	1,911,820
DaVita HealthCare Partners, Inc. (b)	47,021	3,669,519
Envision Healthcare Corp. (a)(b)	37,050	1,333,430
Express Scripts Holding Co. (b)	162,346	12,854,556
HCA Holdings, Inc.	81,966	8,291,681
Humana, Inc.	2,493	702,602
Laboratory Corp. of America Holdings (b)	31,596	5,513,502
LifePoint Hospitals, Inc. (a)(b)	9,189	454,396
McKesson Corp.	58,396	9,861,916
MEDNAX, Inc. (b)	28,232	1,490,932
Patterson Companies, Inc.	22,490	807,166
Premier, Inc. (a)(b)	12,563	407,669
Quest Diagnostics, Inc.	42,185	4,464,017
Universal Health Services, Inc. Class B	26,353	3,201,890
Wellcare Health Plans, Inc. (b)	1,095	230,366
		100,538,382
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	75,635	5,553,878
Bio-Rad Laboratories, Inc. Class A (b)	6,436	1,663,899
Bruker Corp.	19,853	706,965
PerkinElmer, Inc.	27,272	2,186,124
QIAGEN NV (b)	46,434	1,555,075
Quintiles Transnational Holdings, Inc. (b)	16,937	1,730,792
Thermo Fisher Scientific, Inc.	67,421	15,109,720
		28,506,453
Pharmaceuticals - 6.4%
Akorn, Inc. (b)	1,424	45,881
Allergan PLC	103,356	18,630,953
Bristol-Myers Squibb Co.	257,639	16,128,201
Endo International PLC (b)	69,427	479,741
Johnson & Johnson	704,282	97,324,730
Mallinckrodt PLC (a)(b)	28,974	523,270
Merck & Co., Inc.	797,454	47,249,150
Mylan NV (b)	164,887	7,065,408
Perrigo Co. PLC	40,702	3,688,415
Pfizer, Inc.	1,823,526	67,543,403
		258,679,152

TOTAL HEALTH CARE		549,834,205

INDUSTRIALS - 8.3%
Aerospace & Defense - 2.1%
Arconic, Inc.	131,979	3,967,289
General Dynamics Corp.	47,254	10,513,070
Harris Corp.	27,179	4,331,789
Hexcel Corp.	8,967	612,894
Huntington Ingalls Industries, Inc.	2,313	549,430
L3 Technologies, Inc.	23,791	5,054,636
Lockheed Martin Corp.	7,782	2,761,443
Orbital ATK, Inc.	17,617	2,323,682
Raytheon Co.	56,430	11,790,484
Spirit AeroSystems Holdings, Inc. Class A	35,520	3,635,827
Teledyne Technologies, Inc. (b)	10,774	2,056,972
Textron, Inc.	81,288	4,769,167
United Technologies Corp.	230,062	31,750,857
		84,117,540
Air Freight & Logistics - 0.1%
Expeditors International of Washington, Inc.	16,118	1,046,864
XPO Logistics, Inc. (b)	9,475	894,819
		1,941,683
Airlines - 0.6%
Alaska Air Group, Inc.	6,641	436,513
American Airlines Group, Inc.	75,781	4,116,424
Copa Holdings SA Class A	8,983	1,242,618
Delta Air Lines, Inc.	200,894	11,404,752
JetBlue Airways Corp. (b)	98,680	2,058,465
Spirit Airlines, Inc. (a)(b)	21,633	911,182
United Continental Holdings, Inc. (b)	83,177	5,641,064
		25,811,018
Building Products - 0.4%
Fortune Brands Home & Security, Inc.	3,302	234,211
Johnson Controls International PLC	288,142	11,274,996
Lennox International, Inc.	882	192,197
Masco Corp.	33,164	1,481,104
Owens Corning	34,157	3,175,576
USG Corp. (a)(b)	26,099	1,008,987
		17,367,071
Commercial Services & Supplies - 0.2%
Clean Harbors, Inc. (b)	4,829	267,237
Pitney Bowes, Inc.	58,036	818,888
Republic Services, Inc.	71,141	4,894,501
Stericycle, Inc. (b)	25,234	1,901,634
Waste Management, Inc.	23,191	2,050,780
		9,933,040
Construction & Engineering - 0.2%
AECOM (b)	47,558	1,859,993
Fluor Corp.	42,858	2,601,481
Jacobs Engineering Group, Inc.	36,685	2,548,140
Quanta Services, Inc. (b)	33,847	1,302,771
Valmont Industries, Inc.	6,775	1,108,390
		9,420,775
Electrical Equipment - 0.8%
Acuity Brands, Inc.	4,135	638,609
AMETEK, Inc.	58,462	4,460,651
Eaton Corp. PLC	137,500	11,545,875
Emerson Electric Co.	169,771	12,262,559
Fortive Corp.	9,100	691,782
Hubbell, Inc. Class B	6,087	827,528
Regal Beloit Corp.	13,553	1,055,779
Sensata Technologies Holding BV (a)(b)	25,594	1,439,663
		32,922,446
Industrial Conglomerates - 1.4%
Carlisle Companies, Inc.	18,599	2,124,192
General Electric Co.	2,213,182	35,787,153
Honeywell International, Inc.	97,797	15,615,247
ITT, Inc.	27,657	1,548,792
Roper Technologies, Inc.	1,694	475,319
		55,550,703
Machinery - 1.4%
AGCO Corp.	20,767	1,508,100
Caterpillar, Inc.	16,449	2,677,568
Colfax Corp. (b)	27,550	1,102,551
Crane Co.	15,559	1,554,966
Cummins, Inc.	33,100	6,222,800
Donaldson Co., Inc.	2,757	139,670
Dover Corp.	42,338	4,496,719
Flowserve Corp. (a)	40,174	1,820,686
IDEX Corp.	1,642	235,594
Ingersoll-Rand PLC	38,188	3,613,730
Oshkosh Corp.	22,708	2,060,070
PACCAR, Inc.	105,285	7,850,050
Parker Hannifin Corp.	5,570	1,121,909
Pentair PLC	51,329	3,670,024
Snap-On, Inc. (a)	15,067	2,581,128
Stanley Black & Decker, Inc.	42,205	7,015,737
Terex Corp.	23,759	1,117,148
Timken Co.	21,534	1,131,612
Trinity Industries, Inc.	46,037	1,586,895
Wabtec Corp. (a)	18,025	1,460,746
Xylem, Inc.	26,228	1,895,235
		54,862,938
Marine - 0.0%
Kirby Corp. (a)(b)	16,600	1,243,340
Professional Services - 0.3%
Dun & Bradstreet Corp.	6,969	862,274
IHS Markit Ltd. (b)	50,725	2,421,104
Manpower, Inc.	20,655	2,713,860
Nielsen Holdings PLC (a)	110,556	4,135,900
		10,133,138
Road & Rail - 0.7%
AMERCO	1,564	570,985
CSX Corp.	26,759	1,519,108
Genesee & Wyoming, Inc. Class A (b)	18,886	1,508,047
Kansas City Southern	31,713	3,587,692
Norfolk Southern Corp.	89,106	13,444,313
Old Dominion Freight Lines, Inc.	7,207	1,055,465
Ryder System, Inc.	16,050	1,396,832
Union Pacific Corp.	22,743	3,036,191
		26,118,633
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A	28,226	1,372,348
MSC Industrial Direct Co., Inc. Class A	7,797	731,982
W.W. Grainger, Inc. (a)	951	256,447
WESCO International, Inc. (b)	14,286	973,591
		3,334,368
Transportation Infrastructure - 0.0%
Macquarie Infrastructure Co. LLC	24,447	1,622,058

TOTAL INDUSTRIALS		334,378,751

INFORMATION TECHNOLOGY - 8.7%
Communications Equipment - 1.8%
Arris International PLC (b)	54,762	1,385,479
Cisco Systems, Inc.	1,528,175	63,480,390
CommScope Holding Co., Inc. (b)	28,578	1,103,968
EchoStar Holding Corp. Class A (b)	14,335	875,295
Juniper Networks, Inc.	115,762	3,027,176
Motorola Solutions, Inc.	45,286	4,504,146
		74,376,454
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (b)	27,151	2,208,462
Avnet, Inc.	36,656	1,557,880
Corning, Inc.	247,889	7,739,095
Dolby Laboratories, Inc. Class A	16,703	1,074,671
FLIR Systems, Inc.	19,821	1,015,033
Jabil, Inc.	52,800	1,342,704
Keysight Technologies, Inc. (b)	57,130	2,669,114
National Instruments Corp.	7,084	353,775
Trimble, Inc. (b)	16,323	719,844
		18,680,578
Internet Software & Services - 0.5%
Akamai Technologies, Inc. (b)	51,042	3,419,304
eBay, Inc. (b)	300,702	12,202,487
LogMeIn, Inc.	6,042	760,084
Twitter, Inc. (b)	193,697	4,999,320
Zillow Group, Inc.:
Class A (b)	7,214	323,115
Class C (a)(b)	8,036	357,281
		22,061,591
IT Services - 0.7%
Amdocs Ltd.	44,119	3,017,740
Booz Allen Hamilton Holding Corp. Class A	2,690	105,394
Conduent, Inc. (b)	59,098	969,207
CoreLogic, Inc. (b)	10,249	485,393
DST Systems, Inc.	16,380	1,365,601
Fidelity National Information Services, Inc.	43,370	4,439,353
IBM Corp.	81,624	13,361,849
Leidos Holdings, Inc.	43,603	2,903,960
Sabre Corp. (a)	14,211	295,162
Teradata Corp. (a)(b)	37,058	1,500,849
WEX, Inc. (b)	2,454	379,904
		28,824,412
Semiconductors & Semiconductor Equipment - 3.0%
Cypress Semiconductor Corp.	93,893	1,623,410
First Solar, Inc. (b)	25,038	1,681,802
Intel Corp.	1,453,429	69,968,072
Marvell Technology Group Ltd.	122,336	2,854,099
Micron Technology, Inc. (b)	81,993	3,584,734
Microsemi Corp. (b)	6,790	419,554
NXP Semiconductors NV (b)	45,857	5,517,514
ON Semiconductor Corp. (b)	7,282	180,157
Qorvo, Inc. (a)(b)	18,573	1,332,984
Qualcomm, Inc.	455,570	31,092,653
Teradyne, Inc.	4,149	190,190
Versum Materials, Inc.	30,101	1,107,717
Xilinx, Inc.	4,192	306,100
		119,858,986
Software - 1.4%
Autodesk, Inc. (b)	11,785	1,362,582
CA Technologies, Inc.	97,758	3,504,624
FireEye, Inc. (a)(b)	56,177	847,149
Guidewire Software, Inc. (b)	14,056	1,116,749
Nuance Communications, Inc. (b)	87,883	1,565,196
Oracle Corp.	826,201	42,623,710
SS&C Technologies Holdings, Inc.	4,292	215,802
Synopsys, Inc. (b)	42,521	3,937,870
Zynga, Inc. (b)	235,952	844,708
		56,018,390
Technology Hardware, Storage & Peripherals - 0.8%
Hewlett Packard Enterprise Co.	498,144	8,169,562
HP, Inc.	514,646	12,001,545
NetApp, Inc.	12,286	755,589
Western Digital Corp.	78,045	6,944,444
Xerox Corp.	70,767	2,415,278
		30,286,418

TOTAL INFORMATION TECHNOLOGY		350,106,829

MATERIALS - 3.0%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	65,827	11,083,292
Albemarle Corp. U.S.	27,567	3,076,202
Ashland Global Holdings, Inc.	18,966	1,376,742
Cabot Corp.	18,659	1,262,095
Celanese Corp. Class A	16,758	1,812,545
CF Industries Holdings, Inc.	71,582	3,037,940
DowDuPont, Inc.	376,255	28,437,353
Eastman Chemical Co.	44,732	4,436,520
Huntsman Corp.	32,286	1,116,127
LyondellBasell Industries NV Class A	56,269	6,743,277
NewMarket Corp.	159	63,217
Olin Corp.	50,558	1,884,802
Platform Specialty Products Corp. (b)	37,350	437,369
PPG Industries, Inc.	5,599	664,769
Praxair, Inc.	10,715	1,730,365
RPM International, Inc.	3,432	179,150
The Mosaic Co.	108,705	2,967,647
The Scotts Miracle-Gro Co. Class A	1,068	96,408
Valvoline, Inc.	63,288	1,560,049
Westlake Chemical Corp.	5,546	624,480
		72,590,349
Construction Materials - 0.0%
Martin Marietta Materials, Inc.	1,859	424,168
Vulcan Materials Co.	2,828	382,911
		807,079
Containers & Packaging - 0.4%
Aptargroup, Inc.	14,309	1,250,893
Ardagh Group SA	2,705	54,100
Avery Dennison Corp.	1,541	189,050
Ball Corp.	48,050	1,839,354
Bemis Co., Inc.	27,607	1,290,351
Crown Holdings, Inc. (b)	12,076	701,012
Graphic Packaging Holding Co.	28,664	462,924
International Paper Co.	11,692	734,959
Owens-Illinois, Inc. (b)	10,973	254,793
Sealed Air Corp.	26,857	1,271,679
Sonoco Products Co.	30,059	1,632,504
WestRock Co.	77,026	5,132,242
		14,813,861
Metals & Mining - 0.8%
Alcoa Corp. (b)	56,942	2,962,123
Freeport-McMoRan, Inc. (b)	333,945	6,511,928
Newmont Mining Corp.	164,644	6,669,728
Nucor Corp.	97,966	6,559,803
Reliance Steel & Aluminum Co.	21,443	1,878,192
Royal Gold, Inc.	12,747	1,134,483
Southern Copper Corp. (a)	2,734	132,736
Steel Dynamics, Inc.	61,302	2,783,111
Tahoe Resources, Inc.	96,130	424,379
United States Steel Corp. (a)	53,658	2,007,346
		31,063,829
Paper & Forest Products - 0.0%
Domtar Corp.	19,392	995,973

TOTAL MATERIALS		120,271,091

REAL ESTATE - 4.4%
Equity Real Estate Investment Trusts (REITs) - 4.2%
Alexandria Real Estate Equities, Inc. (a)	28,434	3,687,890
American Campus Communities, Inc.	41,922	1,612,320
American Homes 4 Rent Class A	73,557	1,529,250
Apartment Investment & Management Co. Class A	48,107	2,012,797
Apple Hospitality (REIT), Inc.	65,416	1,274,958
AvalonBay Communities, Inc.	42,493	7,240,807
Boston Properties, Inc.	39,685	4,909,431
Brandywine Realty Trust (SBI)	53,803	965,226
Brixmor Property Group, Inc.	94,901	1,540,243
Camden Property Trust (SBI)	27,932	2,417,794
Colony NorthStar, Inc.	165,077	1,482,391
Columbia Property Trust, Inc.	33,392	730,951
Corporate Office Properties Trust (SBI)	31,019	846,819
Corrections Corp. of America	36,697	851,737
CubeSmart	18,004	495,650
CyrusOne, Inc.	3,293	189,973
DCT Industrial Trust, Inc.	28,711	1,699,404
DDR Corp.	96,360	782,443
Digital Realty Trust, Inc.	14,916	1,669,846
Douglas Emmett, Inc.	8,767	339,020
Duke Realty Corp.	109,927	2,903,172
Empire State Realty Trust, Inc.	39,663	775,412
EPR Properties	19,555	1,154,918
Equity Commonwealth (b)	37,532	1,122,582
Equity Residential (SBI)	110,261	6,793,180
Essex Property Trust, Inc.	20,185	4,702,701
Extra Space Storage, Inc. (a)	5,767	481,429
Federal Realty Investment Trust (SBI)	13,559	1,637,927
Forest City Realty Trust, Inc. Class A	76,873	1,804,209
Gaming & Leisure Properties	41,637	1,517,252
General Growth Properties, Inc.	189,586	4,366,166
HCP, Inc.	144,576	3,481,390
Healthcare Trust of America, Inc.	62,756	1,732,693
Highwoods Properties, Inc. (SBI)	31,315	1,499,362
Hospitality Properties Trust (SBI)	50,574	1,436,807
Host Hotels & Resorts, Inc.	224,973	4,670,439
Hudson Pacific Properties, Inc.	43,244	1,382,511
Invitation Homes, Inc. (a)	90,826	2,042,677
Iron Mountain, Inc.	10,308	361,089
JBG SMITH Properties	26,389	890,629
Kilroy Realty Corp.	29,816	2,126,477
Kimco Realty Corp.	127,869	2,034,396
Lamar Advertising Co. Class A	2,736	196,992
Liberty Property Trust (SBI)	45,843	1,898,359
Life Storage, Inc.	14,268	1,185,671
Medical Properties Trust, Inc.	112,795	1,475,359
Mid-America Apartment Communities, Inc.	34,984	3,336,424
National Retail Properties, Inc.	46,501	1,845,160
Omega Healthcare Investors, Inc.	59,852	1,618,398
Outfront Media, Inc.	37,053	829,987
Paramount Group, Inc.	61,802	928,884
Park Hotels & Resorts, Inc.	44,224	1,278,516
Piedmont Office Realty Trust, Inc. Class A	45,134	881,016
Prologis, Inc.	162,736	10,595,741
Rayonier, Inc.	40,062	1,300,413
Realty Income Corp.	87,002	4,627,636
Regency Centers Corp.	46,151	2,903,359
Retail Properties America, Inc.	69,795	841,030
Senior Housing Properties Trust (SBI)	73,326	1,270,740
Simon Property Group, Inc.	9,120	1,489,934
SL Green Realty Corp.	29,741	2,989,565
Spirit Realty Capital, Inc.	140,155	1,145,066
Store Capital Corp.	53,137	1,302,388
Sun Communities, Inc.	23,590	2,095,736
Tanger Factory Outlet Centers, Inc.	26,287	661,907
Taubman Centers, Inc.	9,264	571,126
The Macerich Co. (a)	42,064	2,716,072
UDR, Inc.	78,643	2,872,829
Uniti Group, Inc. (a)	51,563	816,242
Ventas, Inc.	109,408	6,123,566
VEREIT, Inc.	301,750	2,172,600
Vornado Realty Trust	51,974	3,725,496
Weingarten Realty Investors (SBI)	37,402	1,105,229
Welltower, Inc.	113,179	6,787,345
Weyerhaeuser Co.	230,082	8,637,278
WP Carey, Inc.	32,541	2,108,982
		169,531,414
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (b)	50,839	2,322,834
Howard Hughes Corp. (b)	10,610	1,336,436
Jones Lang LaSalle, Inc.	13,967	2,183,740
Realogy Holdings Corp. (a)	40,844	1,123,618
		6,966,628

TOTAL REAL ESTATE		176,498,042

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	1,896,738	71,032,838
CenturyLink, Inc.	295,126	5,256,194
Verizon Communications, Inc.	629,730	34,049,501
		110,338,533
Wireless Telecommunication Services - 0.1%
Sprint Corp. (a)(b)	195,621	1,042,660
T-Mobile U.S., Inc. (b)	34,561	2,249,921
Telephone & Data Systems, Inc.	30,147	826,932
U.S. Cellular Corp. (b)	4,358	158,500
		4,278,013

TOTAL TELECOMMUNICATION SERVICES		114,616,546

UTILITIES - 5.5%
Electric Utilities - 3.3%
Alliant Energy Corp.	71,657	2,848,366
American Electric Power Co., Inc.	151,996	10,454,285
Duke Energy Corp.	216,606	17,003,571
Edison International	97,286	6,083,294
Entergy Corp.	54,687	4,303,320
Eversource Energy	97,825	6,171,779
Exelon Corp.	295,620	11,384,326
FirstEnergy Corp.	137,238	4,515,130
Great Plains Energy, Inc.	66,060	2,055,787
Hawaiian Electric Industries, Inc.	33,004	1,125,766
NextEra Energy, Inc.	144,368	22,870,779
OGE Energy Corp.	61,053	1,965,907
PG&E Corp.	156,965	6,660,025
Pinnacle West Capital Corp.	34,188	2,733,331
PPL Corp.	210,145	6,697,321
Southern Co.	306,814	13,840,380
Vistra Energy Corp. (b)	73,953	1,442,084
Westar Energy, Inc.	43,985	2,272,265
Xcel Energy, Inc.	156,368	7,136,636
		131,564,352
Gas Utilities - 0.1%
Atmos Energy Corp.	31,877	2,642,603
National Fuel Gas Co.	24,438	1,362,419
UGI Corp.	53,540	2,450,526
		6,455,548
Independent Power and Renewable Electricity Producers - 0.1%
Calpine Corp. (b)	110,424	1,666,298
NRG Energy, Inc.	73,836	1,920,474
The AES Corp.	201,907	2,334,045
		5,920,817
Multi-Utilities - 1.8%
Ameren Corp.	74,128	4,197,869
Avangrid, Inc.	17,334	844,512
CenterPoint Energy, Inc.	132,544	3,735,090
CMS Energy Corp.	85,524	3,827,199
Consolidated Edison, Inc.	96,004	7,714,881
Dominion Resources, Inc.	198,165	15,147,733
DTE Energy Co.	55,081	5,818,757
MDU Resources Group, Inc.	59,367	1,572,038
NiSource, Inc.	103,347	2,550,604
Public Service Enterprise Group, Inc.	155,917	8,087,415
SCANA Corp.	40,309	1,638,158
Sempra Energy	77,298	8,272,432
Vectren Corp.	25,422	1,541,336
WEC Energy Group, Inc.	97,852	6,291,884
		71,239,908
Water Utilities - 0.2%
American Water Works Co., Inc.	54,952	4,570,358
Aqua America, Inc.	54,331	1,967,326
		6,537,684

TOTAL UTILITIES		221,718,309

TOTAL COMMON STOCKS
(Cost $3,231,132,202)		4,016,471,686
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.18% 6/21/18 (c)
(Cost $1,990,900)	2,000,000	1,988,333
	Shares	Value

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 1.39% (d)	23,901,818	$23,906,598
Fidelity Securities Lending Cash Central Fund 1.40% (d)(e)	69,377,942	69,384,880
TOTAL MONEY MARKET FUNDS
(Cost $93,289,975)		93,291,478
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $3,326,413,077)		4,111,751,497
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(87,479,232)
NET ASSETS - 100%		$4,024,272,265

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	56	March 2018	$7,912,240	$538,751	$538,751

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,091,595.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$127,741
Fidelity Securities Lending Cash Central Fund	164,643
Total	$292,384

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$276,446,321	$276,446,321	$--	$--
Consumer Staples	335,668,306	335,668,306	--	--
Energy	441,252,348	441,252,348	--	--
Financials	1,095,680,938	1,095,680,938	--	--
Health Care	549,834,205	549,834,205	--	--
Industrials	334,378,751	334,378,751	--	--
Information Technology	350,106,829	350,106,829	--	--
Materials	120,271,091	120,271,091	--	--
Real Estate	176,498,042	176,498,042	--	--
Telecommunication Services	114,616,546	114,616,546	--	--
Utilities	221,718,309	221,718,309	--	--
U.S. Government and Government Agency Obligations	1,988,333	--	1,988,333	--
Money Market Funds	93,291,478	93,291,478	--	--
Total Investments in Securities:	$4,111,751,497	$4,109,763,164	$1,988,333	$--
Derivative Instruments:
Assets
Futures Contracts	$538,751	$538,751	$--	$--
Total Assets	$538,751	$538,751	$--	$--
Total Derivative Instruments:	$538,751	$538,751	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$538,751	$0
Total Equity Risk	538,751	0
Total Value of Derivatives	$538,751	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value (including securities loaned of $67,330,611) — See accompanying schedule: Unaffiliated issuers (cost $3,233,123,102)	$4,018,460,019
Fidelity Central Funds (cost $93,289,975)	93,291,478
Total Investment in Securities (cost $3,326,413,077)		$4,111,751,497
Receivable for investments sold		14,985,155
Receivable for fund shares sold		1,113,325
Dividends receivable		4,047,622
Distributions receivable from Fidelity Central Funds		24,533
Receivable for daily variation margin on futures contracts		1,659
Other receivables		3,197
Total assets		4,131,926,988
Liabilities
Payable for fund shares redeemed	$38,267,946
Other payables and accrued expenses	12,252
Collateral on securities loaned	69,374,525
Total liabilities		107,654,723
Net Assets		$4,024,272,265
Net Assets consist of:
Paid in capital		$3,235,797,568
Undistributed net investment income		4,286,936
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,689,410)
Net unrealized appreciation (depreciation) on investments		785,877,171
Net Assets		$4,024,272,265
Series 1000 Value Index:
Net Asset Value, offering price and redemption price per share ($4,024,272,265 ÷ 304,337,443 shares)		$13.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Dividends		$90,295,469
Interest		16,799
Income from Fidelity Central Funds		292,384
Total income		90,604,652
Expenses
Management fee	$611,956
Transfer agent fees	258,397
Custodian fees and expenses	37,369
Independent trustees' fees and expenses	14,014
Interest	5,869
Miscellaneous	11,403
Total expenses before reductions	939,008
Expense reductions	(80)	938,928
Net investment income (loss)		89,665,724
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	64,726,348
Fidelity Central Funds	6,405
Foreign currency transactions	3
Futures contracts	3,087,301
Total net realized gain (loss)		67,820,057
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	449,287,317
Fidelity Central Funds	(10,242)
Futures contracts	369,961
Total change in net unrealized appreciation (depreciation)		449,647,036
Net gain (loss)		517,467,093
Net increase (decrease) in net assets resulting from operations		$607,132,817

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$89,665,724	$58,178,343
Net realized gain (loss)	67,820,057	24,503,688
Change in net unrealized appreciation (depreciation)	449,647,036	405,062,332
Net increase (decrease) in net assets resulting from operations	607,132,817	487,744,363
Distributions to shareholders from net investment income	(89,211,981)	(56,460,680)
Distributions to shareholders from net realized gain	(65,574,355)	(27,407,512)
Total distributions	(154,786,336)	(83,868,192)
Share transactions - net increase (decrease)	(28,820,316)	1,554,823,147
Total increase (decrease) in net assets	423,526,165	1,958,699,318
Net Assets
Beginning of period	3,600,746,100	1,642,046,782
End of period	$4,024,272,265	$3,600,746,100
Other Information
Undistributed net investment income end of period	$4,286,936	$3,804,891

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series 1000 Value Index Fund

Years ended January 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$11.75	$9.68	$10.89	$10.01	$10.00
Income from Investment Operations
Net investment income (loss)B	.30	.26	.26	.24	.04
Net realized and unrealized gain (loss)	1.69	2.10	(.78)	1.06	.01
Total from investment operations	1.99	2.36	(.52)	1.30	.05
Distributions from net investment income	(.30)	(.19)	(.26)	(.24)	(.04)
Distributions from net realized gain	(.22)	(.10)	(.43)	(.18)	–
Total distributions	(.52)	(.29)	(.69)	(.42)	(.04)
Net asset value, end of period	$13.22	$11.75	$9.68	$10.89	$10.01
Total ReturnC,D	17.16%	24.44%	(4.98)%	12.86%	.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%	.10%	.10%	.10%	.10%G
Expenses net of fee waivers, if any	.03%	.10%	.10%	.10%	.10%G
Expenses net of all reductions	.03%	.10%	.10%	.10%	.10%G
Net investment income (loss)	2.39%	2.41%	2.35%	2.18%	1.91%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,024,272	$1,529,003	$759,885	$852,575	$832,317
Portfolio turnover rateH	17%	16%	20%	16%	2%I

 A For the period November 7, 2013 (commencement of operations) to January 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Series 1000 Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series 1000 Value Index.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$928,072,308
Gross unrealized depreciation	(150,305,232)
Net unrealized appreciation (depreciation)	$777,767,076
Tax Cost	$3,333,984,421

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,684,936
Undistributed long-term capital gain	$5,022,685
Net unrealized appreciation (depreciation) on securities and other investments	$777,767,076

The tax character of distributions paid was as follows:

	January 31, 2018	January 31, 2017
Ordinary Income	$133,112,221	$ 56,460,680
Long-term Capital Gains	21,674,115	27,407,512
Total	$154,786,336	$ 83,868,192

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $627,092,823 and $688,163,471, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee that was based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser paid all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and interest expense, including commitment fees.

In addition, under the expense contract, the investment adviser paid class-level expenses for Series 1000 Value Index so that the total expenses did not exceed .10%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense, including commitment fees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received transfer agent fees at an annual rate of .075% of average net assets for Series 1000 Value Index. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Series 1000 Value Index paid a portion of the transfer agent fees at an annual rate of .05% of average net assets.

For the period, transfer agent fees for each applicable class were as follows:

Amount
Series 1000 Value Index	$258,397

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$15,137,273	1.27%	$5,869

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11,403 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $164,643.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $80.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2018	Year ended January 31, 2017
From net investment income
Series 1000 Value Index	$86,916,367	$23,522,214
Class F	2,295,614	32,938,466
Total	$89,211,981	$56,460,680
From net realized gain
Series 1000 Value Index	$64,338,255	$11,650,787
Class F	1,236,100	15,756,725
Total	$65,574,355	$27,407,512

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2018	Year ended January 31, 2017	Year ended January 31, 2018	Year ended January 31, 2017
Series 1000 Value Index
Shares sold	195,535,706	62,117,936	$2,379,540,138	$701,876,743
Reinvestment of distributions	11,956,005	3,031,118	151,254,621	35,173,001
Shares redeemed	(33,319,128)	(13,516,852)	(417,036,365)	(146,701,027)
Net increase (decrease)	174,172,583	51,632,202	$2,113,758,394	$590,348,717
Class F
Shares sold	12,563,131	101,323,040	$152,132,779	$1,140,932,277
Reinvestment of distributions	291,155	4,188,831	3,531,713	48,695,191
Shares redeemed	(189,185,896)	(20,346,416)	(2,298,243,202)	(225,153,038)
Net increase (decrease)	(176,331,610)	85,165,455	$(2,142,578,710)	$964,474,430

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series 1000 Value Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Series 1000 Value Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from November 7, 2013 (commencement of operations) to January 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 7, 2013 (commencement of operations) to January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2108, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 238 funds. Mr. Chiel oversees 145 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Series 1000 Value Index	.01%
Actual		$1,000.00	$1,112.90	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series 1000 Value Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series 1000 Value Index Fund
Series 1000 Value Index	03/12/18	03/09/18	$0.015	$0.022

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2018, $25,392,207, or, if subsequently determined to be different, the net capital gain of such year.

Series 1000 Value Index designates 99% and 58% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Series 1000 Value Index designates 100% and 62% of the dividends distributed in March and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series 1000 Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered that the Advisory Contracts currently in place had become effective on June 1, 2017 in connection with shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) voting to approve new management contracts for the Freedom Funds. The Board noted the Advisory Contracts implemented a new fee structure pursuant to which the fund does not pay a management fee to FMR. The Board also approved certain amendments to the sub-advisory agreements for the fund to ensure consistency in the sub-advisory fees paid under the new fee structure compared to the sub-advisory fees paid under the prior fee structure. The Board noted Fidelity's representation that the amendments will not result in any changes to the nature, extent, and quality of services provided to the fund.

In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that, effective June 1, 2017, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through March 31, 2021.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

XS6-ANN-0318
1.967963.104

Item 2.

Code of Ethics

As of the end of the period, January 31, 2018, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series 1000 Value Index Fund and Fidelity Tax-Free Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series 1000 Value Index Fund	$48,000	$100	$6,300	$1,500
Fidelity Tax-Free Bond Fund	$54,000	$100	$5,100	$1,200

January 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series 1000 Value Index Fund	$52,000	$100	$6,400	$1,500
Fidelity Tax-Free Bond Fund	$42,000	$-	$5,200	$1,200

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2018A	January 31, 2017A
Audit-Related Fees	$3,000	$35,000
Tax Fees	$20,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2018A	January 31, 2017A,B
Deloitte Entities	$320,000	$305,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 28, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	March 28, 2018